A LOOK AT THE SIT MUTUAL FUNDS

     Sit Mutual Funds is managed by Sit Investment Associates, Inc. Sit Investment was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment currently manages more than $5.2 billion for some of America's largest corporations, foundations and endowments.

     Sit Mutual Funds is comprised of eleven 100% NO-LOAD funds. 100% NO-LOAD means that the funds have no sales charges on purchases, no deferred sales charges, no 12b-1 fees, no redemption fees and no exchange fees. Every dollar you invest goes to work for you.

     Some of the other features include:

          *    Free telephone exchange
          *    Dollar-cost averaging through automatic investment plan
          *    Electronic transfer of funds for purchases and redemptions
          *    Free check-writing privileges on bond funds
          *    Retirement accounts including IRAs, Keoghs and 401(k) Plans


                                    [GRAPH]

                              SIT FAMILY OF FUNDS

Principal Stability & Current Income

STABILITY:           INCOME:           GROWTH & INCOME:        GROWTH:
Safety of principal  Increased income  Long-term capital       Long-term capital
and current income                     appreciation and        appreciation
                                       income

Growth Potential

* MONEY MARKET        * U.S. GOVERNMENT   * BALANCED           * MID CAP GROWTH
                        SECURITIES        * LARGE CAP GROWTH   * INTERNATIONAL
                      * TAX-FREE INCOME                          GROWTH
                      * MINNESOTA                              * SMALL CAP
                        TAX-FREE INCOME                          GROWTH
                      * BOND                                   * DEVELOPING
                                                                 MARKETS GROWTH










                                SIT MUTUAL FUNDS
                            BOND FUNDS ANNUAL REPORT
                                TABLE OF CONTENTS

                                                                            PAGE

Chairman's Letter.........................................................    2

Performance Review........................................................    4

Fund Reviews and Portfolios of Investments

      Money Market Fund...................................................    6

      U.S. Government Securities Fund.....................................   10

      Bond Fund...........................................................   14

      Tax-Free Income Fund................................................   18

      Minnesota Tax-Free Income Fund......................................   28

Notes to Portfolios of Investments........................................   35

Statements of Assets and Liabilities......................................   36

Statements of Operations..................................................   37

Statements of Changes in Net Assets.......................................   38

Notes to Financial Statements.............................................   40

Financial Highlights......................................................   43

Independent Auditors' Report..............................................   48

Federal Income Tax Information............................................   49


         This document must be preceded or accompanied by a Prospectus.




SIT MUTUAL FUNDS
CHAIRMAN'S LETTER - MARCH 31, 1997


[PHOTO]

Dear Fellow Shareholders:

     Higher U.S. interest rates led domestic fixed income markets to provide positive but below-coupon rates of return during the fiscal year ended March 31, 1997. While prospects for additional increases in short-term rates remain likely in the near term, long-term yields are expected to decline by the latter half of 1997 as signs of economic slowing materialize.

Economic Overview

     The domestic economy advanced at a remarkable +5.6% annualized rate of real GDP growth during the first quarter of 1997, exceeding even the most bullish forecasts of +4.5%. Consumer spending, which rose +6.4% during the quarter, accounted for three-quarters of the rise in GDP, but increases in business spending and inventory accumulation also contributed positively. We believe the strength in consumer spending during the quarter was aided by the mild winter, an early Easter and significant receipts of income tax refunds. Prospects for domestic consumption remain healthy, albeit at a more moderate level, as evidenced by the steady gains in personal income and personal consumption expenditures. Moreover, consumer confidence has been bolstered by the strong labor market, which recently posted a record low unemployment rate of 4.9%. Given this momentum, our expectations for growth have increased slightly to +3.0% for the second quarter and +3.2% for calendar 1997.

     Despite the first quarter's rampant pace, several signs of moderation have emerged in recent weeks. First, manufacturing activity has shown signs of deceleration with decreases in durable goods orders and in the National Association of Purchasing Managers Index, a widely followed measure of industrial activity. Housing activity has also shown signs of slowing, partly due to higher interest rates in early 1997, as evidenced by decreases in housing starts and existing home sales. On the labor front, even though the unemployment rate is near record low levels, April's payroll employment growth was considerably less than January and February's levels, and March's figure was revised lower. Finally, high levels of consumer debt, particularly among lower income households, could serve to dampen future spending.

     The strength of the economy has provided a windfall for Washington as it strives to produce a balanced budget. Congress recently reached a framework budget agreement that could produce the first balanced budget since 1969. Elements of the budget include new spending for education, health insurance for children, welfare benefits and a reduction in the capital gains tax. Although the budget accord hints of legislative progress, it does nothing to address the issue of rising entitlement spending with respect to Medicare, Medicaid and Social Security programs, nor does it include any CPI "fix." On the positive side, at $111.3 billion, the federal deficit through March is a $16.4 billion improvement over last year.

     Through March, inflation appears to remain contained as seen in the +2.8% and +1.6% increases in the CPI and PPI, respectively. Wage inflation has also been fairly stable as measured by the +2.9% rise in the Employment Cost Index, a figure that is being closely monitored by the Federal Reserve. Recent data also indicate that trends in benefit costs are favorable. We expect that inflation at the consumer level should remain near +3% in 1997.

     After exhibiting strength during the first quarter of 1997, the U.S. dollar has retreated from the high end of its G-10 weighted trading range as a result of foreign central bank intervention and modestly higher yields abroad. The Japanese Ministry of Finance recently indicated that it would move to strengthen the yen, which along with signs of improvement in its own economy, has led to slightly higher Japanese government bond yields. Additionally, the transition to the Labor Party in the U.K. could signal improved prospects for European Monetary Union by the prescribed timeline, which could lower long-term yields there even as monetary authorities seek to raise short-term rates in the face of strong growth.

     In light of the strong first quarter growth in the U.S., we believe that monetary policy will remain moderately restrictive in the coming months. When comparing the risk of thwarting continued economic growth versus higher inflation, the Federal Reserve is much more likely to act preemptively to stave off future price pressures. We expect the Federal Reserve will move to slow growth by increasing short-term rates by +25 basis points at both the May and July FOMC meetings, bringing the federal funds rate from 5 1/2% to 6%. These rates, combined with approximately +3% inflation, would provide for real rates of 2 1/2-3%, which is slightly higher than the 2% historical average. While long-term yields are presently near 7%, we believe rates could inch higher in the near term as potential Fed action draws near. Interest rates could move lower in the latter part of 1997 as signs of more modest economic growth materialize.

Strategy Summary

     While short-term interest rates are likely to rise should the Fed tighten further, our belief is that long-term yields are currently near their high for the current economic cycle. We expect that 30-year government yields will remain within a trading range between 6 1/2% to 7 1/2% as the market evaluates the potential impact of monetary restraint. However, based on our expectations that the Federal Reserve will be successful in its efforts to moderate economic growth and contain inflation, our forecast is that interest rates will begin to move lower by the end of the year. Thus, we continue to maintain the durations of fixed income portfolios longer than their benchmarks.

     Our taxable bond strategies remain focused on securities that provide attractive value based on their ability to provide income as well as their risk/reward characteristics. We continue to concentrate on seasoned pools of high coupon mortgage pass-through securities, particularly those backed by manufactured housing loans, as well as on asset-backed securities backed by home equity loans. We have increased holdings in the corporate sector and shifted maturities within the Treasury sector to lock in lengthened yields in times of market weakness.

     Municipal bonds performed well during the year as their valuations continued to recover from the negative impact of threatened tax reform. A comparison of the relative yields of long municipal bonds to long Treasury bonds indicates that municipals are now fairly valued. The housing sector, in particular, has experienced improved valuation relative to other market sectors.

     In our municipal bond portfolios, we continue to emphasize securities in the housing and health care sectors. We remain attracted to housing bonds based on their characteristic high yields and low price volatility. Despite the relatively low yield spreads currently offered by lower rated credits, the health care sector has continued to provide selected value. As we expect lower bond yields by the end of the year, we intend to keep our tax-free portfolios fully invested and to reinvest cash flow into securities which offer greater call protection while not materially affecting the portfolios' maturity profiles.

     We sincerely appreciate your interest and investment in the Sit Mutual Funds, and we look forward to assisting you in achieving your long-term investment goals.

With best wishes,


/s/ Eugene C. Sit, CFA
Eugene C. Sit, CFA
Chairman and Chief Investment Officer




SIT MUTUAL FUNDS
MARCH 31, 1997  PERFORMANCE SUMMARY - BOND FUNDS

                               BOND MARKET REVIEW

     After the last of three 25 basis point easing moves made in early 1996, monetary policy was unchanged during most of the year until the Federal Reserve increased the Federal funds rate by 25 basis points on March 25, 1997 in response to strong economic data. 3-month Treasury bill yields increased from 5.14% on March 31, 1996 to 5.33% on March 31, 1997, and ranged between 4.92% and 5.40% during the year.

     Longer term taxable bond yields rose during the year. The 30-year Treasury bond yield increased from 6.67% on March 31, 1996 to 7.08% on March 31, 1997, with a low of 6.35% in late November 1996 and several highs approaching 7.20% during the year. Despite rising yields, bond markets provided modest positive returns for the year. The asset-backed and mortgage sectors outperformed the corporate and government sectors, due to their shorter durations. In addition, these sectors outperformed other short and intermediate maturity benchmarks due to their higher income.

     Municipal bond yields remained in a much narrower range than taxable bond yields and ended the year relatively unchanged from their levels of one year ago. The Bond Buyer 40-Bond Index yield increased from 5.95% to 5.96% during the year and remained between a range of 5.61% to 6.22%. Municipal market returns remained ahead of taxable bond market returns for the year as their relative valuation to Treasuries continued to improve with fading concerns over tax reform. Among revenue bonds, the hospital sector maintained its lead, which was primarily attained from narrowing incremental yield spreads and improved credit quality during the year. Housing bonds, with their characteristic price stability and income advantage, also outperformed.

     Security selection was a strong component of the attractive returns earned by the Sit Bond Funds during the past year. These results were consistent with the Funds' dual objectives of high income and principal stability.

                                                                         TOTAL RETURN - CALENDAR YEAR

                                                1988          1989       1990      1991       1992       1993       1994      1995
                                                ----          ----       ----      ----       ----       ----       ----      ----
SIT MONEY MARKET FUND                           ----          ----       ----      ----       ----       0.46%(1)   3.84%     5.58%

SIT U.S. GOV'T. SECURITIES FUND                7.86          11.04      10.97     12.87       5.43       7.34       1.77      11.50
SIT BOND FUND                                   ----          ----       ----      ----       ----       0.34(1)   -1.31      16.83

SIT TAX-FREE INCOME FUND                       2.19(1)        8.38       7.29      9.25       7.71      10.42      -0.63      12.86

SIT MINNESOTA TAX-FREE
    INCOME FUND                                 ----          ----       ----      ----       ----       1.60(1)    0.63      11.90

U.S. TREASURY BILL                             7.10           8.73       8.04      5.72       3.56       3.13       4.47       5.98
LEHMAN INTER. GOVERNMENT BOND INDEX            6.40          12.68       9.56     14.11       6.93       8.17      -1.75      14.41
LEHMAN AGGREGATE BOND INDEX                    7.89          14.53       8.96     16.00       7.40   9.75/0.54(1)  -2.92      18.47
LEHMAN 5-YEAR MUNICIPAL BOND INDEX          6.39/0.75(1)      9.07       7.70     11.41       7.62       8.73      -1.28      11.65

SIT INVESTMENT RESERVE FUND                    6.65%          8.53%      7.59%     6.14%      3.81%      2.34(5)
    (Inception date 1/25/85. Converted to Sit Money Market Fund on 11/1/93.)


                       [WIDE TABLE CONTINUED FROM ABOVE]


                                                                     YIELD
                                                          YTD        AS OF    DISTRIBUTION
                                               1996       1997      3/31/97      RATE(2)
                                               ----       ----      -------      -------
SIT MONEY MARKET FUND                          5.08%      1.21%      4.74%(6)

SIT U.S. GOV'T. SECURITIES FUND                4.99       0.00       6.65          6.29
SIT BOND FUND                                  4.25      -0.44       6.68          6.54

SIT TAX-FREE INCOME FUND                       5.69       0.70       5.47(4)       5.64

SIT MINNESOTA TAX-FREE
    INCOME FUND                                5.89       0.36       5.54(3)       5.59

U.S. TREASURY BILL                             5.27
LEHMAN INTER. GOVERNMENT BOND INDEX            4.06
LEHMAN AGGREGATE BOND INDEX                    3.63
LEHMAN 5-YEAR MUNICIPAL BOND INDEX             4.22

SIT INVESTMENT RESERVE FUND



                                                                                              AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                                    TOTAL RETURN                 PERIODS ENDED MARCH 31, 1997
                                       NASDAQ                   QUARTER       SIX MONTHS                                     SINCE
                                       SYMBOL    INCEPTION   ENDED 3/31/97   ENDED 3/31/97    1 YEAR   3 YEARS   5 YEARS   INCEPTION
                                       ------    ---------   -------------   -------------    ------   -------   -------   ---------

SIT MONEY MARKET FUND                  SNIXX      11/01/93       1.21%           2.47%         5.04%     5.01%     ----      4.74%
SIT U.S. GOV'T. SECURITIES FUND        SNGVX      06/02/87       0.00            2.13          4.55      5.94      6.32      8.07
SIT BOND FUND                          SIBOX      12/01/93      -0.44            2.69          5.21      6.73      ----      5.65
SIT TAX-FREE INCOME FUND               SNTIX      09/29/88       0.70            3.03          6.86      7.19      7.11      7.45
SIT MINNESOTA TAX-FREE INCOME FUND     SMTFX      12/01/93       0.36            2.35          6.26      7.02      ----      6.04

3-MONTH U.S. TREASURY BILL                        11/01/93       1.30            2.60          5.30      5.35      4.51      5.10
LEHMAN INTER. GOVERNMENT BOND INDEX               05/31/87      -0.02            2.29          4.75      6.02      6.45      7.92
LEHMAN AGGREGATE BOND INDEX                       11/30/93      -0.56            2.42          4.91      6.86      ----      5.40
LEHMAN 5-YEAR MUNICIPAL BOND INDEX                09/30/88      -0.02            1.95          4.19      5.72      6.07      6.96


(1)  Period from Fund inception through calendar year-end.
(2) Based on the last 12 monthly distributions of net investment income and average
(3) For Minnesota residents in the 31%, 36% and 39.6% federal tax brackets, the double exempt tax equivalent yields are 8.77%, 9.46% and 10.02%, respectively (Assumes the maximum Minnesota tax bracket of 8.5%).
(4) For individuals in the 31%, 36%, and 39.6% federal tax brackets, the federal tax equivalent yields are 7.93%, 8.55% and 9.06%, respectively (Income subject to state tax, if any).
(5) Period January 1, 1993, through October 31, 1993, at which time the Fund converted to the Sit Money Market Fund.
(6) Figure represents 7-day compound effective yield. The 7-day simple yield as of 3/31/97 was 4.63%. NAV as of 3/31/97.


PLEASE REMEMBER THAT PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS AND IS ONLY ONE OF THE FACTORS TO CONSIDER IN CHOOSING A FUND. AS WITH ALL INVESTMENTS, THE SHARE PRICE AND RETURN MAY VARY AND YOU MAY HAVE A GAIN OR LOSS AT THE TIME OF SALE.




SIT MONEY MARKET FUND REVIEW
MARCH 31, 1997

[PHOTO] MICHAEL C. BRILLEY
           SENIOR PORTFOLIO MANAGER
        PAUL J. JUNGQUIST, CFA
           PORTFOLIO MANAGER

     The Sit Money Market Fund provided investors with a +5.04% return for the year ended March 31, 1997, compared to a +4.76% average return for the Lipper Analytical Services, Money Market Fund universe. The Fund's performance ranked 52nd of 292 funds in its Lipper peer group category for the twelve month period. As of March 31, 1997, the Fund's 7-day compound yield was 4.74% and its average maturity was 27 days, compared to 4.93% and 36 days, respectively, at March 31, 1996.

     The Federal Reserve Board maintained the federal funds rate at 5.25% from January 31, 1996 until March 25, 1997, when the Fed raised it to 5.50%. Three-month Treasury bill yields were confined to a narrow range over the past twelve months. After bottoming at 4.92% in late December of 1996, yields rose to a high of 5.40% during March of 1997 as expectations for Fed tightening increased. Current yield levels imply that the market is expecting at least one additional tightening by the Fed in the second or third quarter of 1997. Strong economic growth and signs of incipient wage inflation are the secular factors supporting this expectation. Accordingly, the Fund will try to take advantage of current yield levels and maintain the average maturity of the portfolio in a range of 25 to 35 days over the near term in anticipation of an additional interest rate hike by the Fed. The Fund will lengthen its average maturity when evidence indicates that the Fed is near the end of its tightening cycle.

     The Fund has produced competitive returns by focusing on credit research and avoiding the use of risky derivatives. We intend to continue these conservative policies in the future. As economic activity continues to be strong, we do not foresee a significant impact on the short-term creditworthiness of top tier commercial paper issuers in general. Consumer finance companies may experience continued pressure, however, as consumer credit exposure continues at relatively high levels, so we will monitor the Fund's permissible credits in this industry particularly closely. The Fund continues to diversify its core holdings and its industry exposure. In the months ahead, we plan to add top tier credits in the technology, capital goods and consumer non-durable industries.


                        INVESTMENT OBJECTIVE AND STRATEGY

    The objective of the Fund is to achieve maximum current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing in a diversified portfolio of high quality short-term debt instruments. The Fund seeks to maintain a stable net asset value of $1.00 per share. However, there is no assurance of a constant share price.

     An investment in the Fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.


                                PORTFOLIO SUMMARY

      Net Asset Value 3/31/97:    $1.00 Per Share
                      3/31/96:    $1.00 Per Share

             Total Net Assets:    $32.67 Million



                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                U.S. Government       18.7

          Consumer Loan Finance       17.8

            Diversified Finance       17.1

              Captive Equipment       13.3
                        Finance

                      Utilities       10.8

           Captive Auto Finance        6.9

                         Retail        4.7

          Consumer Non-Durables        4.3

     Technology/Business Equip.        3.1

            Captive Oil Finance        0.4

     Other Assets & Liabilities        2.9


                         AVERAGE ANNUAL TOTAL RETURNS*                     CUMULATIVE TOTAL RETURNS*
                         -----------------------------                     -------------------------
                    Money     Lipper Money     U.S. Treasury        Money     Lipper Money    U.S. Treasury
                   Market        Market            Bill            Market        Market            Bill
                    Fund         Average        (3-Month)           Fund         Average        (3-Month)
                    ----         -------        ---------           ----         -------        ---------
3 Months            1.21%         1.15%           1.30%             1.21%         1.15%           1.30%
  (unannualized)
1 Year              5.04          4.76            5.30              5.04          4.76            5.30
3 Year              5.01          4.81            5.35             15.81         15.13           16.91
Inception           4.74          4.54            5.10             17.13         16.38           18.51
  (11/1/93)


* As of 3/31/97

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. SHARE PRICE AND RETURN WILL VARY SO THAT A GAIN OR LOSS MAY BE REALIZED WHEN SHARES ARE SOLD. TOTAL RETURN SHOULD NOT BE TAKEN AS A REPRESENTATION OF FUTURE PERFORMANCE. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE U.S. TREASURY BILL. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.



                               GROWTH OF $10,000

                              [PLOT POINTS CHART]

The sum of $10,000 invested at inception (11/1/93) and held until 3/31/97 would have grown to $11,713 in the Fund or $11,851 in the 3-Month U.S. Treasury Bill Index assuming reinvestment of all dividends and capital gains.



                                 QUALITY RATINGS

                                (% of Net Assets)
                       AS RATED BY MOODY'S, S&P AND FITCH

                              First Tier Securities
                                      100%

                                  [PIE CHART]

                           First Tier Securities 100%
                           Second Tier Securities 0%




SIT MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS - MARCH 31, 1997

QUANTITY         NAME OF ISSUER                      MARKET VALUE (1)
---------------------------------------------------------------------

COMMERCIAL PAPER (78.4%) (2)
  CAPTIVE AUTO FINANCE (6.9%)
                Ford Motor Credit Corp.:
    264,000          5.31%, 4/7/97                       $263,766
    542,000          5.32%, 4/14/97                       540,959
    330,000          5.30%, 5/12/97                       328,008
                General Motors Acceptance Corp.:
    200,000          5.37%, 4/3/97                        199,940
    484,000          5.35%, 5/2/97                        481,770
    200,000          5.25%, 5/6/97                        198,979
    250,000          5.53%, 7/18/97                       245,853
                                                        2,259,275

  CAPTIVE EQUIPMENT FINANCE (13.3%)
                IBM Credit Corp.:
    425,000          5.30%, 4/25/97                       423,498
    225,000          5.48%, 6/16/97                       222,397
    500,000          5.37%, 6/20/97                       494,033
                John Deere Capital Corp.:
    158,000          5.30%, 4/3/97                        157,954
    344,000          5.30%, 4/9/97                        343,595
    560,000          5.22%, 4/11/97                       559,188
    100,000          5.50%, 5/29/97                        99,106
                Pitney Bowes Credit Corp.:
    700,000          5.27%, 4/7/97                        699,385
    500,000          5.35%, 4/11/97                       499,257
                Xerox Credit Corp.,
    850,000          5.30%, 5/13/97                       844,744
                                                        4,343,157

  CAPTIVE OIL FINANCE (0.4%)
                Chevron Oil Finance:
    121,000          5.50%, 5/22/97                       120,057

  CONSUMER LOAN FINANCE (17.8%)
                American Express Credit Corp.:
    380,000          5.25%, 4/28/97                       378,504
    260,000          5.27%, 4/23/97                       259,163
    333,000          5.40%, 5/15/97                       330,802
    193,000          5.30%, 5/29/97                       191,281
                American General Financial:
    200,000          5.31%, 4/17/97                       199,528
    400,000          5.25%, 4/21/97                       398,833
    140,000          5.27%, 4/29/97                       139,426
    181,000          5.54%, 5/21/97                       179,607
    290,000          5.57%, 6/18/97                       286,205
                Beneficial Corp.:
    430,000          5.35%, 4/4/97                        429,808
    340,000          5.37%, 4/17/97                       339,189
    169,000          5.28%, 4/23/97                       168,455
    230,000          5.51%, 6/2/97                        227,817
                Household Finance Corp.:
    422,000          5.30%, 4/15/97                       421,130
    292,000          5.23%, 5/1/97                        290,727
    280,000          5.30%, 5/7/97                        278,516
    150,000          5.39%, 6/17/97                       148,271
                Norwest Financial, Inc.:
    400,000          5.27%, 4/11/97                       399,414
    250,000          5.24%, 4/17/97                       249,418
    244,000          5.35%, 5/20/97                       242,223
    275,000          5.56%, 6/26/97                       271,347
                                                        5,829,664

  CONSUMER NON-DURABLES (4.3%)
                Coca Cola Co.:
    940,000          5.20%, 4/21/97                       937,284
    200,000          5.28%, 5/14/97                       198,739
                Gillette Co.:
    250,000          5.50%, 4/25/97(5)                    249,083
                                                        1,385,106

  DIVERSIFIED FINANCE (17.1%)
                Associates Corp. N.A.:
    400,000          5.31%, 4/1/97                        400,000
    440,000          5.32%, 4/16/97                       439,025
    200,000          5.34%, 4/29/97                       199,169
    144,000          5.50%, 5/21/97                       142,900
                CIT Group Holdings, Inc.:
    378,000          5.36%, 5/19/97                       375,299
    221,000          5.25%, 5/28/97                       219,163
    570,000          5.54%, 6/27/97                       562,365
                General Electric Capital Corp.:
    276,000          5.30%, 4/2/97                        275,959
    500,000          5.34%, 6/13/97                       494,586
    225,000          5.47%, 7/18/97                       221,308
                General Electric Capital Services:
    350,000          5.31%, 4/10/97                       349,535
    550,000          5.35%, 4/18/97                       548,611
    250,000          5.56%, 6/3/97                        247,568
                Transamerica Finance Corp.:
    350,000          5.29%, 4/21/97                       348,971
    500,000          5.29%, 5/8/97                        497,281
    275,000          5.32%, 6/11/97                       272,115
                                                        5,593,855

  TECHNOLOGY/BUSINESS EQUIPMENT (3.1%)
                International Business Machines Corp.:
    500,000          5.28%, 4/22/97                       498,460
    517,000          5.31%, 5/16/97                       513,568
                                                        1,012,028

  RETAIL (4.7%)
                Sears Roebuck & Co.:
    356,000          5.38%, 4/8/97                        355,632
    385,000          5.24%, 4/30/97                       383,375
    261,000          5.26%, 5/5/97                        259,703
    544,000          5.38%, 5/9/97                        540,951
                                                        1,539,661

  UTILITIES (10.8%)
                Ameritech Capital Funding Corp.:
    972,000          5.24%, 4/14/97(5)                    970,161
    200,000          5.23%, 4/25/97(5)                    199,303
                AT&T Corp.:
    500,000          5.33%, 5/23/97                       496,151
                BellSouth Telecommunications, Inc.:
    690,000          5.25%, 5/27/97                       684,365
                Southwestern Bell Capital Corp.,
    500,000          5.30%, 4/11/97(5)                    499,271
    200,000          5.28%, 4/17/97(5)                    199,534
    470,000          5.37%, 4/24/97(5)                    468,409
                                                        3,517,194
Total commercial paper
    (cost: $25,599,997)                                25,599,997

U.S. GOVERNMENT SECURITIES (18.7%)(2)
    6,100,000        Federal Home Loan Mtg. Corp.:
                     6.35%, 4/1/97                      6,100,000
    (cost: $6,100,000)

Total investments in securities
    (cost: $31,699,997)(7)                            $31,699,997


See accompanying notes to portfolios of investments on page 35.




SIT U.S. GOVERNMENT SECURITIES FUND REVIEW
MARCH 31, 1997

[PHOTO] MICHAEL C. BRILLEY
          SENIOR PORTFOLIO MANAGER
        BRYCE A. DOTY, CFA
          PORTFOLIO MANAGER

     The Sit U.S. Government Securities Fund provided investors a +4.55% return for the past 12 months. As of March 31, 1997, the Fund's 30-day SEC yield was 6.65% and the Fund's 12-month distribution rate was 6.29%. The Fund ranked #23 out of 123 funds in the Lipper U.S. Government Bond Fund universe for its 12-month return. In addition, Morningstar, a nationally recognized firm which evaluates mutual funds, ranked the Fund #1 in their latest review of the universe of 26 short-term government bond funds for having the highest return and rated the Fund #2 for its low risk and high return characteristics for the five years ended March 31, 1997.

     The Fund has achieved its superior results by continuing to focus on securities that provide a high level of income. The yield on the 3-year U.S. Treasury note rose by 0.68% over the past year and by 0.55% over the past quarter. The rise in interest rates resulted in lower prices for the Fund's Treasury and collateralized mortgage obligation (CMO's) holdings as a result of their longer effective durations(1). However, the Fund's holdings in seasoned, high coupon mortgage and mobile home loan pass-through securities, which are relatively more stable in price because of their shorter average lives, provided the highest income and total return compared to the other market sectors in which the Fund invests. During the past year, the Fund received over $22 million net cashflows, most of which were used to purchase high coupon pass-through securities and collateralized mortgage obligations (CMO's). The Fund also extended its average duration beginning December 1996 to take advantage of the higher interest rate levels.

     In the near term, we expect that strong economic growth will cause the Federal Reserve to further raise short-term interest rates. However, we believe that current yield levels already reflect an anticipated 0.25% increase by the Federal Reserve. Our longer term forecast continues to be for moderate economic growth and contained inflation, resulting in relatively stable to declining intermediate and longer maturity interest rates. This outlook adds increased importance to the Fund's somewhat extended effective duration(1) and continued emphasis on interest income.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Fund is to provide high current income and safety of principal. The Fund invests solely in securities issued, guaranteed or insured by the U.S. government or its agencies or its instrumentalities.

     Agency mortgage securities and U.S. Treasury securities will be the principal holdings in the Fund. The mortgage securities that the Fund will purchase consist of pass-through securities (Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC)).


                                PORTFOLIO SUMMARY

    Net Asset Value 3/31/97:  $10.28 Per Share
                    3/31/96:  $10.47 Per Share

           Total Net Assets:  $73.39 Million

           30-Day SEC Yield:    6.65%
 12-Month Distribution Rate:    6.29%
           Average Maturity:   15.2 Years
         Effective Duration:    4.0 Years(1)

(1) Effective duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1.0%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Effective duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio.


                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

              GNMA Pass-Through        54.9
                     Securities

                  U.S. Treasury        14.9
                          Bonds

                 Collateralized        12.3
           Mortgage Obligations

              FNMA Pass-Through        10.0
                     Securities

             FHLMC Pass-Through         3.5
                     Securities

     Other Assets & Liabilities         4.4


                          AVERAGE ANNUAL TOTAL RETURNS*                     CUMULATIVE TOTAL RETURNS*
                          -----------------------------                     -------------------------
                   U.S. Gov't.      Lipper       Lehman Inter.     U.S. Gov't.       Lipper       Lehman Inter.
                   Securities     U.S. Gov't.     Gov't. Bond      Securities      U.S. Gov't.      Bond Fund
                      Fund       Fund Average        Index            Fund        Fund Average        Index
                      ----       ------------        -----            ----        ------------        -----
3 Months             0.00%          -1.01%           -0.02%           0.00%          -1.01%           -0.02%
  (unannualized)
1 Year               4.55            3.48             4.75            4.55            3.48             4.75
3 Years              5.94            5.27             6.02           18.90           16.66            19.16
5 Years              6.32            6.06             6.45           35.86           34.22            36.71
Inception            8.07            7.30             7.92          114.48          100.09           111.81
  (6/2/87)


* As of 3/31/97

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. SHARE PRICE AND RETURN WILL VARY SO THAT A GAIN OR LOSS MAY BE REALIZED WHEN SHARES ARE SOLD. TOTAL RETURN SHOULD NOT BE TAKEN AS A REPRESENTATION OF FUTURE PERFORMANCE. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                              [PLOT POINTS GRAPH]

The sum of $10,000 invested at inception (6/2/87) and held until 3/31/97 would have grown to $21,448 in the Fund or $21,181 in the Lehman Intermediate Government Bond Index assuming reinvestment of all dividends and capital gains.


                         ESTIMATED AVERAGE LIFE PROFILE

The Adviser's estimates of the dollar weighted average life of the portfolio's securities, which may vary from their stated maturities.

                                  [BAR CHART]

                               Years
                               -----
                                0-1         4.4%
                                1-5        72.8%
                                5-10       13.4%
                               10-20        5.8%
                                  20+       3.6%




SIT U.S. GOVERNMENT SECURITIES FUND
PORTFOLIO OF INVESTMENTS - MARCH 31, 1997

QUANTITY         NAME OF ISSUER                       MARKET VALUE (1)
----------------------------------------------------------------------

MORTGAGE PASS-THROUGH SECURITIES (68.4%)(2)
  FEDERAL HOME LOAN MORTGAGE CORPORATION (3.5%):
     37,807          8.75%, 12/1/01                       $38,722
    335,254          9.00%, 12/1/05                       346,897
     92,519          9.00%, 1/1/06                         95,732
    637,652          9.00%, 10/1/16                       666,762
    584,178          9.00%, 6/1/17                        610,977
     80,713          9.50%, 6/1/16                         85,803
    138,048          9.75%, 6/1/17                        147,821
    473,170          10.25%, 6/1/10                       512,746
     32,887          10.50%, 4/1/04                        34,527
      5,981          11.00%, 10/1/00                        6,279
                                                        2,546,266

  FEDERAL NATIONAL MORTGAGE ASSOCIATION (10.0%):
    211,680          9.00%, 4/1/10                        220,529
    133,642          9.00%, 9/1/17                        139,208
    267,936          9.00%, 9/1/20                        279,375
  1,912,043          9.00%, 2/1/25                      1,998,977
     82,819          9.375%, 5/1/16                        87,844
    384,011          9.50%, 4/1/20                        409,954
  1,042,721          9.50%, 12/1/24                     1,086,004
  2,488,260          9.50%, 1/1/25                      2,591,547
    196,430          10.00%, 9/1/20                       212,921
    294,460          11.00%, 4/1/14                       327,574
                                                        7,353,933

  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (54.9%)(3):
    223,009          7.50%, 3/15/07                       226,312
    494,071          7.50%, 5/15/16                       496,846
     55,608          8.00%, 7/15/03                        57,351
    300,178          8.00%, 10/15/12                      306,723
  1,865,480          8.00%, 5/15 - 6/15/16              1,907,750
    244,236          8.25%, 1/15/12                       250,867
    743,866          8.25%, 8/15/15                       764,827
    390,146          8.50%, 12/15/11                      403,025
    894,708          8.50%, 9/15/16                       925,719
    846,902          8.50%, 1/15/17                       876,272
    246,316          8.75%, 5/15/03                       257,561
    805,166          8.75%, 5/15 - 11/15/06               842,675
    312,336          8.75%, 2/15 - 3/15/07                323,758
    231,406          8.75%, 11/15/09                      240,028
    647,528          8.75%, 6/15 - 12/15/11               671,830
    475,451          8.75%, 8/15/19                       491,352
    189,695          9.00%, 10/15/04                      199,314
    380,004          9.00%, 4/15/06                       399,275
    289,402          9.00%, 10/15/07                      301,129
    151,956          9.00%, 11/15/09                      158,278
  1,917,799          9.00%, 6/15 - 10/15/11             1,997,676
    180,712          9.00%, 1/15/12                       188,146
  2,695,061          9.00%, 4/20 - 12/20/16             2,839,794
    997,872          9.00%, 1/15/17                     1,041,831
     71,370          9.00%, 5/15/18                        74,497
    105,974          9.00%, 11/15/19                      110,581
    330,883          9.00%, 7/20 - 10/20/21               342,919
    114,387          9.25%, 4/15 - 9/15/01                120,906
    377,458          9.25%, 3/15/05                       399,480
    434,717          9.25%, 11/15/11                      456,289
    275,099          9.25%, 4/15/12                       288,792
     46,652          9.50%, 1/15 - 1/20/05                 49,537
    216,291          9.50%, 1/15/06                       230,626
  1,290,063          9.50%, 1/15 - 8/15/10              1,371,937
    680,463          9.50%, 1/15 - 3/15/11                719,226
    906,816          9.50%, 11/20 - 12/15/16              963,188
    222,228          9.50%, 8/20/17                       235,885
    557,282          9.50%, 5/15 - 12/15/18               596,084
    133,007          9.50%, 6/15/20                       142,082
    322,811          9.75%, 3/15 - 10/15/99               329,476
     66,350          9.75%, 5/15/01                        70,632
    200,285          9.75%, 11/15/02                      213,299
    194,073          9.75%, 7/15/03                       206,553
     59,563          9.75%, 3/15/04                        63,461
    457,189          9.75%, 8/15/05                       487,483
    257,118          9.75%, 2/15/06                       273,429
  2,416,032          9.75%, 8/15 - 12/15/10             2,588,072
  1,068,206          9.75%, 11/15 - 12/15/12            1,146,093
    234,237          10.00%, 8/15/02                      249,753
    178,333          10.00%, 5/15/04                      189,945
  1,086,348          10.00%, 7/15/05                    1,158,495
    175,521          10.00%, 1/15/06                      186,945
    189,209          10.00%, 11/15/08                     202,536
    134,873          10.00%, 5/15 - 11/15/09              145,071
    217,661          10.00%, 6/15 - 7/15/10               233,132
    149,186          10.00%, 1/15/11                      159,851
     47,026          10.00%, 9/15/16                       51,265
    237,657          10.00%, 2/20/20                      257,065
     75,166          10.25%, 11/15/00                      80,027
    120,417          10.25%, 2/15 - 4/15/01               128,208
     93,959          10.25%, 8/15/04                      100,194
    438,276          10.25%, 7/15/05                      467,293
    188,617          10.25%, 5/15/09                      201,465
  3,383,760          10.25%, 3/15 - 8/15/12             3,629,753
    819,951          10.25%, 2/15 - 7/15/13               878,250
      8,714          10.50%, 9/15/00                        9,197
     66,304          10.50%, 9/15/01                       70,637
    105,485          10.50%, 12/15/02                     112,442
    126,129          10.50%, 7/15/10                      134,772
    362,814          10.50%, 8/15 - 11/15/15              396,736
    141,997          10.50%, 3/15 - 12/15/16              155,236
     10,092          10.75%, 7/15 - 10/15/98               10,313
     36,343          10.75%, 11/15/00                      38,714
    111,016          10.75%, 9/15/03                      118,340
    108,128          10.75%, 9/15/05                      115,256
     56,984          10.75%, 1/15/10                       60,995
    223,128          10.75%, 7/15 - 8/15/11               238,648
    628,202          11.00%, 1/15 - 6/15/10               693,856
     18,237          11.00%, 7/15/13                       19,942
     22,089          11.25%, 4/15 - 5/15/98                22,524
    309,427          11.25%, 8/15 - 12/15/00              329,742
     45,569          11.25%, 1/15/01                       48,545
     32,012          11.25%, 5/15/03                       34,106
  1,021,180          11.25%, 2/15 - 10/15/11            1,112,444
     74,806          11.75%, 1/15/99                       77,561
     81,542          11.75%, 5/15/00                       86,911
    221,415          11.75%, 5/15 - 6/15/04               238,044
    110,647          12.75%, 1/15/00                      117,294
     45,388          13.25%, 10/15/99                      46,735
     68,961          13.75%, 9/15/99                       71,371
        135          14.75%, 4/15/97                          137
                                                       40,328,612

Total mortgage pass-through securities
                     (cost: $50,480,599)               50,228,811

U.S. GOVERNMENT SECURITIES (14.9%) (2)
                U.S. Treasury Coupon Strip:
  6,750,000        6.925% Effective Yield on Purchase
                       Date, 11/15/04                   3,998,159
 10,075,000        6.54% Effective Yield on Purchase
                       Date, 5/15/09                    4,254,168
 13,000,000     U.S. Treasury Principal Strip, 7.08% Effective
                   Yield on Purchase Date, 2/15/19
                                                        2,658,369

Total U.S. government securities
    (cost: $11,529,595)                                10,910,696

COLLATERALIZED MORTGAGE OBLIGATIONS (12.3%) (2)

    268,208     Federal Home Loan Mortgage Corporation,
                   1006-C, 9.15%, 10/15/20                279,064
                Vendee Mortgage Trust:
  3,000,000        Series 1996-2 1B,  6.75%, 9/15/09    2,966,017
  4,300,000        Series 1992-2 1F, 7.00%, 2/15/18     4,137,878
    200,000        Series 1996-2 1D,  6.75%, 11/15/15     190,205
    500,000        Series 1996-2 1E,  6.75%, 5/15/20      468,259
  1,000,000        Series 1992-1 2K, 7.75%, 5/15/08     1,005,593

Total collateralized mortgage obligations
    (cost: $9,166,161)                                  9,047,016

SHORT-TERM SECURITIES (4.3%)(2)

  2,500,000     Federal Home Loan Bank, 6.35%, 4/1/97   2,500,000

    655,015     Dreyfus Cash Management Fund, 5.31%
                                                          655,015

Total short-term securities                             3,155,015
    (cost: $3,155,015)

Total investments in securities
    (cost: $74,331,370)(7)                            $73,341,538


See accompanying notes to portfolios of investments on page 35.




SIT BOND FUND REVIEW
MARCH 31, 1997

[PHOTO] MICHAEL C. BRILLEY
           SENIOR PORTFOLIO MANAGER
        BRYCE A, DOTY, CFA
           PORTFOLIO MANAGER

     The Sit Bond Fund provided investors a +5.21% return for the past 12 months. The Fund ranked in the top 20% of the Lipper Intermediate Investment Grade Bond Fund universe for the past 12 months (out of 176 funds) and since inception (out of 102 funds).

     The yield on the 5-Year U.S. Treasury note rose by 0.67% over the past year and by 0.54% over the past three months. The rise in interest rates caused most bond prices to fall. The Fund's holdings in high coupon pass-through securities were relatively stable in price and provided high levels of interest income. As a result, the pass-through sector provided the most favorable impact on the portfolio's return. The Fund's holdings in the asset-backed and U.S. Treasury sectors are relatively more price sensitive to changes in interest rates. Consequently, the sharp rise in yields caused these sectors to provide the lowest returns for the year.

     The Fund's most significant sector shift involved selling agency pass-through securities and purchasing corporate bonds to better lock in the higher yield levels. Approximately three percent of the portfolio was invested in a corporate security whose return is linked to the rate of inflation. Specifically, the maturity value of the security increases at the same rate of change as the Consumer Price Index (CPI). As a result, the bond's return is protected from rising inflation. The bond also earns a coupon of 3.65%. Therefore, if inflation was 3.0% for the year, the bond would yield 6.65%. We believe 3.65% is an attractive spread over inflation and that the inflation protection will add to the price stability of the bond.

     In the near term, we expect that strong economic growth will cause the Federal Reserve to further raise short-term interest rates. However, we believe that current yield levels already reflect a 0.25% increase by the Federal Reserve. Our longer term forecast continues to be for moderate economic growth and contained inflation, resulting in relatively stable to declining interest rates. As a result, we are maintaining the Fund's duration at 5.0 years(1), slightly longer than the 4.7 year duration of its benchmark, the Lehman Aggregate Bond Index. The Fund will continue to invest in high quality securities that offer attractive total returns.


                       INVESTMENT OBJECTIVE AND STRATEGY

     The investment objective of the Fund is to maximize total return, consistent with preservation of capital. The Fund's "total return" is a combination of income, changes in principal value and reinvested dividends.

     The Fund will pursue its objective by investing in a diversified portfolio of fixed-income securities which include, but are not limited to, the following:
U.S. government securities; corporate debt securities; corporate commercial paper; mortgage and other asset-backed securities.


                               PORTFOLIO SUMMARY

      Net Asset Value 3/31/97:  $9.62 Per Share
                      3/31/96:  $9.83 Per Share

             Total Net Assets:  $6.40 Million

             30-Day SEC Yield:   6.68%
   12-Month Distribution Rate:   6.54%
             Average Maturity:  15.9 Years
           Effective Duration:   5.0 Years(1)

(1) Effective duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1.0%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Effective duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio.



                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                Agency Mortgage        26.6
        Pass-Through Securities

        Corporate Bonds & Notes        24.2

        Asset-Backed Securities        15.5

                  U.S. Treasury        12.6

        Collateralized Mortgage         8.7
                    Obligations

                   Mutual Funds         4.5

     Trust Preferred Securities         2.3

     Other Assets & Liabilities         5.6


                        AVERAGE ANNUAL TOTAL RETURNS*                    CUMULATIVE TOTAL RETURNS*
                        -----------------------------                    -------------------------
                               Lipper Inter.       Lehman                     Lipper Inter.       Lehman
                   Bond      Investment Grade     Aggregate        Bond     Investment Grade     Aggregate
                   Fund       Bond Fund Avg.     Bond Index        Fund      Bond Fund Avg.      Bond Index
                   ----       --------------     ----------        ----      --------------      ----------
3 Months          -0.44%         -0.55%           -0.56%          -0.44%         -0.55%            -0.56%
  (unannualized)
1 Year             5.21           4.46             4.91            5.21           4.46              4.91
3 Year             6.73           5.98             6.86           21.57          19.04             22.03
Inception          5.65           4.61             5.40           20.08          16.23             19.17
  (12/1/93)


As of 3/31/97

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. SHARE PRICE AND RETURN WILL VARY SO THAT A GAIN OR LOSS MAY BE REALIZED WHEN SHARES ARE SOLD. TOTAL RETURN SHOULD NOT BE TAKEN AS A REPRESENTATION OF FUTURE PERFORMANCE. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN AGGREGATE BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.



                               GROWTH OF $10,000

                              [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/1/93) and held until 3/31/97 would have grown to $12,008 in the Fund or $11,917 in the Lehman Aggregate Bond Index assuming reinvestment of all dividends and capital gains.



                                QUALITY RATINGS
                               (% of Net Assets)

                         LOWER OF MOODY'S OR S&P USED.

                                  [PIE CHART]

          Other Assets & Liabilities     5.6%
    Agency Backed Securities & CMO's    35.3%
                     U.S. Government    12.6%
                                 AAA    15.5%
                                   A    16.1%
                                 BBB    14.9%




SIT BOND FUND
PORTFOLIO OF INVESTMENTS - MARCH 31, 1997

QUANTITY         NAME OF ISSUER                        MARKET VALUE (1)
-----------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES (12.6%)(2)
           U.S. Treasury Note:
100,000          5.875%, 11/15/05                         $93,164
300,000          7.25%, 5/15/04                           306,285
150,000          8.25%, 7/15/98                           153,693
150,000    U.S. Treasury Coupon Strip, 6.93% Effective
                 Yield on Purchase Date, 11/15/04          88,848
100,000    U.S. Treasury Coupon Strip, 6.86% Effective
                 Yield on Purchase Date, 05/15/09          42,225
600,000    U.S. Treasury Principal Strip, 7.14% Effective
                 Yield on Purchase Date, 2/15/19          122,694
Total U.S. government securities                          806,909
    (cost:  $824,850)

ASSET-BACKED SECURITIES (15.5%)(2)
           Advanta Mortgage Loan Trust:
200,000          1995-3 A5, 7.37%, 2/25/27                191,095
250,000          1996-1 A7, 7.07%, 3/25/27                233,444
 75,000    Cityscape Home Equity Loan Trust,
                 1996-3 A8, 7.65%, 9/25/25                 72,518
249,998    ContiMortgage Home Equity Loan Trust:
                 1996-1 A7, 7.00%, 3/15/27                232,658
100,000    EQCC Home Equity Loan Trust,
                 Series 1996-1, 6.93%, 3/15/27             92,579
100,000    EquiVantage, 1996-3 A3, 7.70%, 8/1/27           98,073
 75,000    Green Tree Corp., Series 1995-5,
                 7.25%, 9/15/26                            71,887
Total asset-backed securities                             992,254
    (cost:  $1,027,423)

CORPORATE BONDS (24.2%)(2)
250,000    Ford Motor Credit Corp., 9.14%, 12/30/14       269,375
275,000    Franchise Finance Corp., 7.875%, 11/30/05      274,312
225,000    Martin Marietta/Lockheed, 7.00%, 03/15/11      209,250
           Nationwide Health Properties:
100,000       8.67%, 3/10/05                              104,125
150,000       Series B, 7.23%, 11/08/06                   142,875
225,000    Salomon CPI Index Bond, 3.65%, 02/14/02        219,598
200,000    Security Capital Indl. Trust, 8.65%, 05/15/16  208,250
125,000    Security Capital Pacific Trust, 7.55%, 8/1/08  123,750
Total corporate bonds & notes                           1,551,535
    (cost:  $1,607,107)

MORTGAGE PASS-THROUGH SECURITIES (26.6%)(2)(3)
           Federal Home Loan Mortgage Corp.:
 49,494          10.25%, 9/1/09                            53,637
 35,707          10.75%, 3/1/11                            39,142
           Government National Mortgage Association:
 18,815          8.75%, 11/15/01                           19,668
 98,397          9.00%, 10/15/06                          103,394
 11,725          9.00%, 8/15/11                            12,215
 98,514          9.00%, 12/15/16                          102,765
218,432          9.00%, 01/15/17                          228,055
 40,527          9.00%, 11/15/19                           42,263
 34,741          9.25%, 5/15/01                            36,700
 26,026          9.50%, 3/15/03                            27,737
161,614          9.50%, 11/15/05                          170,451
 69,660          9.50%, 2/15/11                            73,609
  5,577          9.75%, 8/15/02                             5,940
 42,880          10.00%, 8/15/02                           45,683
 33,580          10.25%, 4/15/01                           35,750
 41,293          10.25%, 4/15/01                           43,965
 12,407          10.25%, 4/15/12                           13,276
 12,880          10.25%, 5/15/12                           13,784
 16,498          10.25%, 5/15/12                           17,673
 89,624          10.25%, 5/15/12                           95,902
 11,790          10.25%, 6/15/12                           12,613
 17,982          10.25%, 6/15/12                           19,271
 45,286          10.25%, 7/15/12                           48,493
 16,456          10.25%, 7/15/12                           17,628
 76,190          10.25%, 8/15/12                           81,532
 51,900          10.25%, 6/15/13                           55,610
 46,948          10.50%, 7/15/00                           50,007
 24,611          10.75%, 8/15/98                           25,095
 61,360          10.75%, 1/15/01                           65,366
 31,982          11.25%, 10/15/00                          34,079
 74,474          11.75%, 7/15/00                           79,374
 29,237          11.75%, 7/15/01                           31,018
Total mortgage pass-through securities                  1,701,695
    (cost:  $1,706,966)

COLLATERALIZED MORTGAGE OBLIGATIONS (8.7%)(2)
           Federal National Mortgage Association,
250,000          1994-38, 6.65%, 12/25/23                 233,213
           Vendee Mortgage Trust:
 21,177          1992-1 2B, 7.75%, 9/15/10                 21,291
 75,000          1996-2 1D, 6.75%, 11/15/15                71,327
100,000          1994-1 2E, 6.50%, 1/15/17                 93,098
150,000          1996-2 1E, 6.75%, 5/15/20                140,478
Total collateralized mortgage obligations                 559,407
    (cost:  $565,749)

MUTUAL FUNDS (4.5%)(2)
  2,400    American Strategic Income Portfolio (I)         26,400
 11,200    American Strategic Income Portfolio (II)       124,600
 12,500    American Strategic Income Portfolio (III)      135,937
Total mutual funds                                        286,937
   (cost:  $274,616)

TRUST PREFERRED SECURITIES (2.3%)(2)
  4,000    Allstate Financing I, 7.95%, 12/1/26            97,000
 50,000    Allstate Financing II, 7.83%, 12/1/45           46,812
Total trust preferred securities                          143,812
    (cost:  $149,319)

SHORT-TERM SECURITIES (4.6%)(2)
200,000    American Express Credit Corp.,
                 5.76%, 04/02/97                          199,968
 97,779    Dreyfus Cash Management Fund, 5.31%             97,779

Total short-term securities                               297,747
   (cost:  $297,747)

Total investments in securities
(cost:  $6,453,777)(7)                                 $6,340,296


See accompanying notes to financial statements on page 35.




SIT TAX-FREE INCOME FUND REVIEW
MARCH 31, 1997


[PHOTO] MICHAEL C. BRILLEY
          SENIOR PORTFOLIO MANAGER
        DEBRA A. SIT, CFA
          PORTFOLIO MANAGER

     The Fund provided shareholders with a total return of +0.66% for the 3 months and +6.86% for the 12 months ended March 31, 1997. The Fund's quarterly performance ranked #1 of 242 general municipal funds tracked by Lipper Analytical Services. The Fund ranked #4 (of 228 funds) based on its one year return and 11th (of 165 funds) based on its three year return. The Fund's price per share was $9.98 as of March 31, 1997, compared with $10.05 on December 31, 1996 and $9.88 on March 31, 1996. During the year, the Fund's share price varied between $9.78 and $10.13, a range of 3.6%. The Fund's 30-day SEC yield was unchanged during the quarter at 5.47% as of March 31, 1997, and decreased from 5.71% as of March 31, 1996. The Fund's 12-month distribution rate has remained relatively stable over the last year.

     Fund assets increased to $342.5 million from $309.7 on December 31 and from $279.8 million one year ago. Significant industry shifts during the year included an increase in multi-family housing from 24.2% to 34.3%, reflecting attractive yields found in the non-subsidized, affordable housing area, and a decrease in health care from 23.5% to 19.6%. In addition, transportation increased from 4.4% to 6.8%, and decreases occurred in industrial revenue bonds from 9.8% to 5.3%, and in public facilities bonds from 3.6% to 2.3%. The Fund's weighting in securities rated "A" or better increased from 58.3% to 61.7% as the Fund reduced emphasis on lower rated credits.

     The Fund's duration to average life increased from 6.1 to 7.3 years during the year as the Fund continued to focus on securities with greater call protection. The Fund's implied duration, which more closely represents the Fund's historical price sensitivity to changes in interest rates and which was not available one year ago, increased from 4.4 to 5.0 years during the most recent quarter. The Fund's average maturity increased to 17.9 years as of March 31, 1997 from 16.9 years on December 31 and from 15.6 years on March 31, 1996.

     The Fund's performance was helped by its continued emphasis on bonds which provide higher income and greater stability of principal value, particularly those in the housing sector. In addition, the Fund benefited from the narrowing yield spreads of lower rated credits. As we expect economic growth to moderate by the end of the year with inflation remaining contained, we will continue to seek current opportunities to lock in higher yields over the longer term.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Fund is to provide a high level of current income that is exempt from federal income tax, consistent with the preservation of capital, by investing in investment-grade municipal securities.

     Such municipal securities generate interest that is exempt from regular federal income taxes. Of the municipal securities in which the Fund invests, 100% will be rated investment grade at time of purchase.


                                PORTFOLIO SUMMARY

       Net Asset Value  3/31/97:  $9.98 Per Share
                        3/31/96:  $9.88 Per Share

               Total Net Assets:  $342.54 Million

               30-Day SEC Yield:     5.47%
           Tax Equivalent Yield:     9.06%(1)
     12-Month Distribution Rate:     5.64%
               Average Maturity:    17.9 Years
Duration to Estimated Avg. Life:     7.3 Years(2)
               Implied Duration:     5.0 Years(2)


(1) For individuals in the 39.6% federal tax bracket.
(2) See page 19.



                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

            Multifamily Mortgage Revenue       34.3

            Hospital/Health Care Revenue       19.6

          Single Family Mortgage Revenue       17.3

                          Transportation        6.8

    Industrial Revenue/Pollution Control        5.3

                           Other Revenue        4.2

                       Public Facilities        2.3

                  Municipal Lease Rental        1.9

                  Education/Student Loan        1.8

         Escrowed to Maturity/Pre-Refund        1.7

                       Sales Tax Revenue        1.2

                      General Obligation        0.7

                                 Utility        0.3

              Other Assets & Liabilities        2.6



                         AVERAGE ANNUAL TOTAL RETURNS*                    CUMULATIVE TOTAL RETURNS*
                         -----------------------------                    -------------------------
                 Tax-Free     Lipper General       Lehman          Tax-Free    Lipper General       Lehman
                  Income        Muni. Bond      5-Year Muni.        Income       Muni. Bond      5-Year Muni.
                   Fund          Fund Avg.       Bond Index          Fund         Fund Avg.       Bond Index
                   ----          ---------       ----------          ----         ---------       ----------
3 Months           0.70%          -0.44%           -0.02%            0.70%          -0.44%          -0.02%
  (unannualized)
1 Year             6.86            4.81             4.19             6.86            4.81            4.19
3 Years            7.19            6.13             5.72            23.17           19.53           18.16
5 Years            7.11            6.68             6.07            40.97           38.16           34.29
Inception          7.45            7.53             6.96            84.29           85.45           77.19
  (9/29/88)


* As of 3/31/97

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. SHARE PRICE AND RETURN WILL VARY SO THAT A GAIN OR LOSS MAY BE REALIZED WHEN SHARES ARE SOLD. TOTAL RETURN SHOULD NOT BE TAKEN AS A REPRESENTATION OF FUTURE PERFORMANCE. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN 5-YEAR MUNICIPAL BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

(2) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio's implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.


                                GROWTH OF $10,000

                              [PLOT POINTS CHART]

The sum of $10,000 invested at inception (9/29/88) and held until 3/31/97 would have grown to $18,429 in the Fund or $17,719 in the Lehman 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains.



                                 QUALITY RATINGS
                                (% of Net Assets)

           LOWER OF MOODY'S, S&P, FITCH OR DUFF & PHELPS RATINGS USED.

                                  [PIE CHART]

                                  A     35.0%
                                 AA     10.8%
                                AAA     13.3%
       Other Assets and Liabilities      2.6%
                                BBB     38.3%




SIT TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS - MARCH 31, 1997


QUANTITY         NAME OF ISSUER                                                                                     MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------

MUNICIPAL BONDS (97.4%)(2)
    ALASKA (0.5%)
                    Alaska Hsg. Finance Corp.:
       4,000,000    Gen. Mtg. Rev. 1997 Series A, Zero Coupon, 6.15% Effective Yield on Purchase Date, 12/1/17(7)      $1,132,480
       2,000,000      Mtg. Rev. 1996 Series A, Zero Coupon, 6.45% Effective Yield on Purchase Date, 12/1/27               285,540
         345,000    AK Industrial Dev. & Export Auth. Rev. Refunding Revolving Fund Series 1993A,
                      5.60%, 4/1/03                                                                                       347,267
                                                                                                                        1,765,287

    ARIZONA (3.5%)
                    AZ Hlth. Fac. Auth. Hosp. System Refunding Rev. Series 1991 (Phoenix Mem. Hosp.):
       1,120,000      8.00%, 6/1/06                                                                                     1,213,856
       1,500,000      8.125%, 6/1/12                                                                                    1,618,035
         770,000      8.20%, 6/1/21
         829,459
                    Maricopa  Co. Industrial Dev. Auth. Multifamily Hsg. Rev.:
       3,000,000      Series 1995A, 6.50%, 10/1/25                                                                      3,045,570
         565,000      Series 1995B, 7.15%, 10/1/25                                                                        565,000
       1,400,000      Senior Series 1996A (Advantage Pt. Arrowood Village), 6.50%, 7/1/16                               1,422,148
       2,000,000      Series 1997A (Mercy Bond Prop. AZ-I Proj.), 6.25%, 7/1/27                                         1,978,320
         325,000      Series 1997B (Mercy Bond Prop. AZ-I Proj.), 7.25%, 1/1/17                                           322,563
       1,070,000    Valley HDC Phoenix Hsg. Rev. 1979 (Roosevelt Plaza) (Section 8), 8.00%, 10/1/20                     1,091,464
                                                                                                                       12,086,415

    ARKANSAS (1.5%)
                    Drew Co. Public Fac. Bd. Single Family Mtg. Rev. Refunding:
         180,259      Series 1993B, 7.75%, 8/1/11                                                                         191,206
         372,584      Series 1993-A2 (FNMA backed), 7.90%, 8/1/11                                                         397,424
         283,944    Jacksonville Res. Hsg. Fac. Bd. Single Family Mtg. Rev. Refunding Series 1993B,
                      7.75%, 1/1/11                                                                                       303,405
         272,750    Lonoke Co. Res. Hsg. Fac. Bd. Single Family Mtg. Rev. Refunding 1993B, 7.375%, 4/1/11                 291,373
       2,075,000    Maumelle HDC First Lien Rev. Refunding 1992 Series A (Section 8), 7.875%, 7/1/09                    2,219,980
       1,780,000    Saline Co. Res. Hsg. Fac. Bd. Single Family Mtg. Rev. Refunding Series 1992, 7.875%, 3/1/11         1,888,669
                                                                                                                        5,292,057

    CALIFORNIA (5.4%)
       1,200,000    Bell Cmnty. Hsg. Auth. Rev. Series 1995A (Mobilehomes Park Acquisition Proj.), 6.40%, 10/1/15       1,222,956
       1,000,000    Chula Vista Redev. Agency Refunding Tax Allocation Senior Series 1994A (Bayfront-Town
                      Center Redev. Proj.), 7.625%, 9/1/24                                                              1,109,820
                    Corona Single Family Mtg Rev.:
       1,200,000      Senior Series 1996A, 6.05%, 5/1/27                                                                1,201,908
         800,000      Subordinate Series 1996B, 6.30%, 11/1/28                                                            807,808
                    Foothill / Eastern Transportation Corridor Agy. Toll Rd. Rev Series 1995A Sr. Lien:
      31,900,000      Zero Coupon, 6.45% Effective Yield on Purchase Date, 1/1/26                                       4,918,342
       2,000,000      Zero Coupon Convertible Bond, 6.10% Effective Yield on Purchase Date, 1/1/07                      1,305,460
       5,000,000      Zero Coupon Convertible Bond, 7.10% Effective Yield on Purchase Date, 1/1/11                      3,273,950
       2,000,000      Glendale Hosp. Rev. Refunding Series 1994 (Verdugo Hills Hosp.), 8.00%, 1/1/12                    2,283,440
       1,335,000      Sacramento Public Television Fac. Rev. 1989 Series A (KVIE inc.) (LOC Wells Fargo & Co.),
                        7.50%, 7/1/20                                                                                   1,377,053
         990,000    Upland Hsg. Auth. Multifamily Rev. 1990 Issue A, 7.85%, 7/1/20                                      1,025,185
                                                                                                                       18,525,922

    COLORADO (6.1%)
       1,000,000    Adams Co. HA Mtg. Rev. Series 1996 (Village of Greenbriar Proj.), 6.75%, 7/1/21                       974,280
                    Arapahoe Co. Cap. Improvement Tr. Fund Highway Rev. (E-470 Project) Senior Capital
                      Appreciation Zero Coupon:
       9,500,000      5.99% Effective Yield on Purchase Date, 8/31/11                                                   3,793,635
       2,000,000      7.08% Effective Yield on Purchase Date, 8/31/04                                                   1,304,080
      18,495,000      7.40% Effective Yield on Purchase Date, 8/31/09                                                   8,660,839
       1,065,000    Aurora Single Family Mtg. Rev. Refunding Series 1993B, 7.50%, 5/1/11 $1,102,019
       2,200,000    CO HFA Single Family Program Senior Series 1996B-2, 7.45%, 11/1/27                                  2,455,112
         335,000    LaPlata Co. Southwestern CO Single Family Mtg. Participation Rev. Refunding 1991 Series A,
                      7.375%, 9/1/11                                                                                      350,561
         435,000    Thornton Single Family Mtg. Rev. Refunding 1992 Series A, 8.05%, 8/1/09                               462,683
         430,000    Vail Single Family Mtg. Rev. Refunding Series 1992, 8.125%, 6/1/10                                    462,977
       1,195,000    Westminster Multifamily Hsg. Rev. Refunding Series 1992 (Ironwood at the Ranch Proj.),
                      7.45%, 12/1/10                                                                                    1,231,758
                                                                                                                       20,797,944

    CONNECTICUT (1.8%)
       1,000,000    CT Hlth. & Educ. Fac. Auth. Rev. Series 1990C (St. Mary's Hosp.) 7.375%, 7/1/20                     1,041,630
       5,000,000    CT HFA Hsg. Mtg. Fin. Pgm. Series 1996A3, 5.95%, 5/15/17 (7)                                        4,959,100
                                                                                                                        6,000,730

    DELAWARE (0.4%)
      16,825,000    DE EDA Multifamily Rev. 1985 (GNMA collateralized) (Valley Stream Apts. Proj.)
                      Zero Coupon, 8.10% Effective Yield on Purchase Date, 12/20/27                                     1,263,557

    DISTRICT OF COLUMBIA (0.5%)
       1,500,000    District of Columbia HFA Multifamily Hsg. Refunding Rev. Series 1992C (FHA
                      insured) (Chastleton Dev.), 6.95%, 7/1/27                                                         1,551,450

    GEORGIA (1.1%)
         800,000    Cobb Co. Hsg. Auth. Multifamily Rev. Refunding Series 1992A  (Signature Place Project),
                      6.875%, 10/1/17                                                                                     821,400
                    Dekalb Co. Hsg. Auth. Multifamily Hsg. Rev. (Regency Woods I & II):
       1,700,000      Senior Series 1996A, 6.375%, 1/1/11                                                               1,721,828
       1,365,000      Subordinate Series 1996C, 7.25%, 1/1/26                                                           1,354,995
                                                                                                                        3,898,223

    HAWAII (0.4%)
       1,250,000    Honolulu Mtg. Rev. Ref. Series 1996A (Hale-Pauahi Proj.)(FHA insured)
                      (MBIA insured), 6.80%, 7/1/28                                                                     1,293,937

    ILLINOIS (11.7%)
       2,655,000    Chicago Metropolitan Hsg. Dev. Corp. Mtg. Rev. Refunding Series 1992A
                      (FHA insured) (Section 8), 6.70%, 7/1/12                                                          2,735,924
       4,260,000    Chicago Res. Mtg. Rev. Refunding Series 1992B (MBIA insured) Zero Coupon, 7.30% Effective
                      Yield on Purchase Date, 10/1/09                                                                   1,785,281
       2,000,000    Collinsville (City of) Madison Co. Industrial Dev. Rev. Refunding (Drury Inn-Collinsville Proj.)
                      Series 1993, 6.00%, 11/1/04                                                                       2,022,180
       1,790,000    IL DFA Elderly Hsg. Rev. Refunding Series 1995A (Pontiac Towers Proj.)
                      (Section 8), 6.65%, 10/1/09                                                                       1,861,761
       1,250,000    IL Educ. Fac. Auth. Rev. Series 1997 (Augustana College)(Connie Lee insured), 5.875%, 10/1/17(7)    1,220,200
       3,000,000    IL HDA Elderly Hsg. Rev. Series 1992C (Village Ctr.) (Section 8), 6.85%, 3/1/20                     3,097,620
                    IL HDA Multifamily Hsg. Rev.:
                      Refunding 1992 Series A (Section 8):
       2,150,000        6.65%, 7/1/04                                                                                   2,260,553
       1,545,000        7.00%, 7/1/10                                                                                   1,637,345
                      Refunding 1991 Series C (Section 8):
         260,000        7.35%, 7/1/11                                                                                     272,659
         100,000        7.40%, 7/1/23                                                                                     103,925
                    IL Hlth. Fac. Auth. Rev.:
                      Refunding Series 1993 (Lutheran Social Svcs. IL):
         610,000        5.70%, 8/15/00                                                                                    606,639
         475,000        5.80%, 8/15/01                                                                                    471,713
         525,000        6.00%, 8/15/03                                                                                    518,952
         545,000        6.10%, 8/15/04                                                                                    538,035
       1,350,000      Refunding Series 1992 (Mercy Ctr. for Hlth. Care Svcs.), 6.625%, 10/1/12 1,371,479
       5,740,000      Refunding Series 1992 (Galesburg Cottage Hosp.) (Asset Guaranty insured), 6.25%, 5/1/11           5,851,241
       1,000,000      Refunding Series 1994 (Passavant Memorial Area Hospital Assn.), 5.95%, 10/1/11                      987,590
       1,000,000      Refunding Series 1994 (Friendship Village Schamburg), 6.25%, 12/1/04                              1,032,850
                      Refunding Series 1994 (St. Elizabeth's Hosp. of Chicago, Inc.):
       2,160,000        7.25%, 7/1/05                                                                                   2,279,232
       1,000,000        7.625%, 7/1/10                                                                                  1,088,480
                      Series 1996 (St. Elizabeth's Hosp. of Chicago, Inc.):
         700,000        6.25%, 7/1/10                                                                                     698,355
       1,215,000        6.25%, 7/1/16                                                                                   1,198,148
       2,500,000    Metropolitan Pier & Exposition Auth. McCormick Place Convention Complex
                      Hospitality Fac. Rev. Series 1996A, 6.25%, 7/1/17                                                 2,511,525
       2,000,000    Roselle Multifamily Hsg. Rev. Refunding Series 1994A (GNMA Collateralized)
                      (Waterbury Apts.) (FHA insured), 7.00%, 1/1/25                                                    2,123,020
       1,140,000    Springfield Community Improvement Rev. 1985 (Garden Court Proj. - FHA insured)
                      (Section 8) (MBIA insured), 10.50%, 4/1/26                                                        1,272,149
       1,275,000    Urbana Res. Mtg. Rev. Refunding 1991 Series B Zero Coupon, 7.39% Effective Yield on
                      Purchase Date, 3/1/07                                                                               623,220
                                                                                                                       40,170,076

    INDIANA (8.5%)
       1,000,000    East Chicago Multi School Bldg. Corp. First Mtg. Series 1996, 6.50%, 1/15/16                        1,033,000
       1,800,000    Elkhart Co. Hosp. Auth. Rev. Series 1992 (Goshen Hosp. Proj.), 7.25%, 7/1/05                        1,925,118
       2,165,000    Elkhart HFC Multifamily Mtg. Rev. Series 1996A (Section 8 Assisted
                      Proj.) (Stratford Commons), 6.00%, 11/1/10                                                        2,162,878
       1,095,000    IN Bond Bank Special Prgm. Series 1993B (Gary Sanitary Dist.), 6.15%, 2/1/08                        1,142,534
       2,850,000    IN DFA Educ. Fac. Rev. Series 1997 (Park Tudor Foundation Proj.), 6.00%, 6/1/22                     2,820,531
                    IN Educ. Fac. Auth. Educ. Fac. Rev. Series 1992 (Manchester College Proj.):
         250,000      6.50%, 10/1/05                                                                                      258,833
         305,000      6.60%, 10/1/06                                                                                      316,669
       1,000,000      6.85%, 10/1/18                                                                                    1,038,520
                    IN Hlth. Fac. Fin. Auth. Hosp. Rev.:
                      Series 1991 (Jackson Co. Schneck Mem. Hosp. Proj.):
       1,200,000        7.50%, 2/15/05                                                                                  1,302,864
       2,000,000        7.50%, 2/15/22                                                                                  2,130,880
                      Series 1992 (Fayette Mem. Hosp. Proj.):
         250,000        7.00%, 10/1/02                                                                                    261,008
         295,000        7.10%, 10/1/03                                                                                    310,364
         315,000        7.20%, 10/1/04                                                                                    335,711
         340,000        7.25%, 10/1/05                                                                                    361,219
         365,000        7.25%, 10/1/06                                                                                    386,210
         390,000        7.30%, 10/1/07                                                                                    412,148
         420,000        7.30%, 10/1/08                                                                                    442,063
                      Series 1992 (Floyd Mem. Hosp. Proj.):
         460,000        6.75%, 2/15/06                                                                                    486,036
         595,000           6.80%, 2/15/07                                                                                 626,898
       2,000,000      Series 1992 (Mem. Hosp. & Hlth. Care Ctr. Proj.), 7.35%, 3/1/12                                   2,113,260
         830,000    IN HFA  Home Mtg. Prog. 1990 Series F1 (GNMA collateralized), 7.50%, 1/1/16                           874,422
       2,750,000    Indianapolis Econ. Dev. Refunding & Imprv. Rev. Series 1992 (Natl. Benevolent
                      Assn.-Robin Run Village Proj.), 7.25%, 10/1/10                                                    2,916,897
                    Indianapolis Econ. Dev. Rev. (Willowbrook Apts. Proj.):
       2,000,000      Senior Series 1996A, 6.50%, 7/1/16                                                                2,026,820
       1,365,000      Subordinate Series 1996C, 7.125%, 7/1/26                                                          1,371,074
         895,000    Marion HC Mtg. Rev. Refunding Series 1994 (Hilltop Towers Project)
                      (Section 8), 6.90%, 10/1/10                                                                         929,601
       4,120,000    New Castle Econ. Dev. Rev. Series 1988C Escrowed to Maturity Zero Coupon, 6.20% Effective
                      Yield on Purchase Date, 3/1/18                                                                    1,095,549
                                                                                                                       29,081,107

    IOWA (1.9%)
       1,500,000    IA Fin. Auth. SF Mtg. Series 1997A, 5.80%, 7/1/16                                                   1,479,330
       1,500,000    IA Fin. Auth. Small Business Dev. Refunding Rev. Series 1992 (University Civic Ctr. Court
                      Assn. Proj.), 7.40%, 3/1/17                                                                       1,607,955
       1,500,000    Ottumwa Hosp. Rev. Refunding Series 1993 (Ottumwa Regional Hlth. Ctr.), 6.00%, 10/1/10              1,465,470
                    Polk Co. Hlth. Svcs. Residential Care Fac. Rev. Series 1991:
         460,000      7.25%, 2/1/06                                                                                       494,905
       1,500,000      7.50%, 2/1/16                                                                                     1,628,790
                                                                                                                        6,676,450

    KANSAS (0.4%)
         310,000    Geary Co. Single Family Mtg. Rev. 1980 (FGIC insured), 10.75%, 4/1/12                                 317,930
       4,655,000    Kansas City Single Family Mtg. Rev. Series 1982A Zero Coupon, 11.23% Effective Yield on
                      Purchase Date, 11/1/14                                                                              693,129
       2,170,000    Olathe & Labette Cos. Mtg. Loan Rev. 1991 Series B (GNMA collateralized) Zero Coupon, 7.56%
                      Effective Yield on Purchase Date, 2/1/23                                                            331,229
                                                                                                                        1,342,288

    KENTUCKY (0.8%)
       1,500,000    Jefferson Co. First Mtg. Rev. Series 1994 (Christian Church Homes Proj.), 6.00%, 11/15/09           1,492,665
       1,200,000    KY DFA Hosp. Rev. Series 1989 (Sisters of Charity of Nazareth Hlth. Corp.) (BIG insured),
                      6.25%, 11/1/19                                                                                    1,213,860
                                                                                                                        2,706,525

    LOUISIANA (4.1%)
         715,000    Calcasieu Parish Industrial Dev. Rev. 1975 (Cities Service Co. Proj.), 7.80%, 12/1/05                 717,538
         505,000    Calcasieu Parish Public Trust Auth. Mtg. Rev. Refunding 1992 Series B, 6.875%, 11/1/12                528,073
       5,650,000    Denham Springs/Livingston Hsg. & Mtg. Fin. Auth. Residual Rev. Series 1992C Zero Coupon,
                      7.65% Effective Yield on Purchase Date, 7/10/14                                                   1,583,978
       4,000,000    Houma-Terrebonne Public Trust Fin. Auth. Residual Rev. Series 1992C Zero Coupon, 7.60%
                      Effective Yield on Purchase Date, 7/10/14                                                         1,137,040
       1,550,000    LA HFA Residual Lien Refunding Mtg. Rev. Series 1992, 7.375%, 9/1/13                                1,603,661
         341,839    LA PFA Single Family Mtg. Purchase Rev. Series 1992 (Lafayette PTFA Mtg. Acquisition),
                      7.50%, 10/1/15                                                                                      362,671
                    LA PFA Rev. Multifamily Hsg. Rev.:
       1,290,000      Series 1991 (Volunteers of America Natl. Hsg. Corp.) (Asset Guaranty insured), 7.25%, 11/1/04     1,387,343
       3,000,000      Series 1991 (Volunteers of America Natl. Hsg. Corp.) (Asset Guaranty insured), 7.75%, 11/1/16     3,193,560
         730,000      Series Sr. Lien 1994A (VOA Willows Affordable Hsg. Corp.), 7.00%, 6/1/24                            783,064
       1,000,000    Monroe - McKeen Plaza Hsg. Dev. Corp. Multifamily Hsg. Rev. Refunding Series
                      1994A (Murray Plaza Apts.) (Section 8), 6.80%, 2/1/12                                             1,029,080
       1,550,000    Orleans Levee Dist. Improvement Serial and Term Receipts Series 1995A (FSA insured),
                      5.95%, 11/1/14                                                                                    1,578,582
                                                                                                                       13,904,590

    MAINE (0.1%)
         250,000    ME HA Mtg. Purchase 1987 Series A-2, 7.65%, 11/15/15                                                  257,047

    MASSACHUSETTS (0.8%)
       1,000,000    Boston Industrial Dev. Fin. Auth. Series 1997A (FHA insured-Boston
                      Alzheimers Center Proj.), 5.90%, 2/1/22                                                             973,240
                    MA Hlth. & Educ. Fac. Auth. Rev.:
         655,000      Series 1982 (Malden Hosp.) (FHA insured), 9.50%, 8/1/08                                             656,926
       1,000,000      Series 1991C (New England Deaconess Hosp.), 7.20%, 4/1/22                                         1,070,810
                                                                                                                        2,700,976

    MICHIGAN (4.8%)
       1,305,000    Detroit Econ. Dev. Corp. Limited Obligation Rev. Refunding Series 1992 (E.H. Associates
                      Ltd. Partnership Proj.), 7.00%, 6/1/12                                                            1,352,463
       4,500,000    MI HDA Rental Hsg. Rev. Series 1992A, 6.60%, 4/1/12                                                 4,677,120
       1,300,000    Romulus Econ. Dev. Corp. Ltd. Obligation Rev. Refunding Series 1992 Escrowed to
                      Maturity (Romulus HIR Ltd. Partnership Proj.) (ITT Lyndon), 7.00%, 11/1/15                        1,399,034
       4,000,000    Saginaw Hosp. Fin. Auth. Rev. Refunding Series 1989 (Saginaw Gen. Hosp.), 7.625%, 10/1/19           4,217,200
       1,665,000    Tri City Village Hsg. Corp. Mtg. Refunding Multifamily Tri City Apts. Series 1992A (Section 8)
                      (FNMA backed), 7.75%, 8/15/23                                                                     1,802,396
       2,750,000    Troy City EDC Econ. Dev. Rev. Refunding Series 1992 (Drury Inn-Troy Proj.)
                      (Lincoln Natl. Corp.), 6.75%, 10/1/12                                                             2,881,560
                                                                                                                       16,329,773

    MINNESOTA (2.0%)
       1,430,000    Dakota Co. Hsg. & Redev. Auth. Multifamily Mtg. Rev. Refunding Series 1997A
                      (Park Place Apts. Proj.)(GNMA Collateralized), 6.875%, 2/20/32                                    1,524,008
         740,000    Hopkins Multifamily Hsg. Rev. Series 1996 (Hopkins Renaissance Proj.)(Section 8), 6.375%, 4/1/20      752,417
       4,560,480    Moorhead Single Family Mtg. Rev. Refunding Series 1992B (FNMA backed), Zero Coupon,
                      7.00% Effective Yield on Purchase Date, 8/1/11                                                    1,702,199
       2,500,000    Plymouth Multifamily Hsg. Dev. Rev. Refunding Series 1996A (GNMA collateralized)
                      (Fox Forest Apts. Proj.), 8.05%, 6/20/31                                                          2,861,525
                                                                                                                        6,840,149
    MISSISSIPPI (0.7%)
       6,435,000    MS Home Corp. Residual Rev. Series 1992-II Zero Coupon, 7.38% Effective Yield on Purchase
                      Date, 4/15/12                                                                                     2,234,618

    MISSOURI (0.4%)
       1,090,000    St. Louis Co.  Industrial Dev. Auth. Hsg. Rev. Refunding Series 1995 (South Point Apts. and
                      Hunter's Ridge Apts. Proj.), 7.875%, 1/1/25                                                       1,162,452
          65,000    St. Louis Co. Single Family Res. Mtg. Series 1984 (MBIA insured), 9.75%, 4/1/10                        66,750
                                                                                                                        1,229,202

    NEVADA (2.5%)
       1,475,000    Humboldt General Hosp. Dist. Series 1993, 6.125%, 6/1/13                                            1,419,997
       1,645,000    NV Hsg. Div. SF Program Sr. Series 1995A1, 6.45%, 10/1/18                                           1,691,356
                    Reno Redev. Agency Subordinate Tax Allocation and Rev. Refunding Series 1995A:
         400,000      6.00%, 6/1/08                                                                                       397,072
       1,000,000      6.10%, 6/1/11                                                                                       983,170
       1,000,000      6.125%, 6/1/12                                                                                      980,090
       3,000,000    Reno-Sparks Indian Colony Public Fac. Fin. Auth. Sales & Excise Tax Rev.
                      Series 1995A, 7.50%, 7/1/07                                                                       3,047,250
                                                                                                                        8,518,935

    NEW HAMPSHIRE (0.3%)
         540,000    NH Higher Educ. & Hlth. Fac. Auth. Series 1991 (St. Joseph's Hosp.), 7.25%, 1/1/02                    574,339
       3,480,000    NH HFA Single Family Res. Mtg. 1982 Series A Zero Coupon, 11.75% Effective Yield on
                      Purchase Date, 1/1/14                                                                               563,342
                                                                                                                        1,137,681

    NEW MEXICO (1.1%)
         714,000    Hobbs Single Family Mtg. Rev. Refunding Series 1992, 8.75%, 7/1/11                                    791,212
       1,350,000    New Mexico MFA Single Family Mtg. Purchase Refunding Senior Series 1992-A2, 6.85%, 7/1/12           1,406,835
         960,000    San Miguel Co. Gross Receipts Tax Refunding & Imprv. Rev. Series 1997A, 5.95%, 3/1/18                 937,517
         525,000    Sante Fe Educ. Fac. Imprv. & Refunding Rev. Series 1997 (College of Sante Fe Proj.), 6.00%, 10/1/13   513,188
                                                                                                                        3,648,752

    NEW YORK (1.1%)
       4,000,000    New York City HDC Multifamily Hsg. Rev. Series 1993B (FHA insured)
                      (Section 8), 5.85%, 5/1/26                                                                        3,890,880

    NORTH DAKOTA (2.1%)
       1,890,000    Oliver Co. Pollution Control Rev. Series 1976 (Sq. Butte Elec. Coop. Proj.), 7.00%, 12/31/10        1,899,167
                    Ward Co. Hlth. Care Fac. Rev.:
       1,370,000      Series 1994 (St. Joseph Hosp.), 8.00%, 11/15/04                                                   1,441,692
       2,000,000      Series 1994 (St. Joseph Hosp.), 8.875%, 11/15/14                                                  2,205,900
       1,600,000      Series 1991A (St. Joseph Hosp.), 7.50%, 11/1/15                                                   1,613,696
                                                                                                                        7,160,455

    OHIO (1.3%)
                    Akron Certificates of Participation Series 1996 (Akron Municipal Baseball Stadium Proj.):
       3,000,000      Zero Coupon Convertible, 6.504% Effective Yield on Purchase Date, 12/1/16                         2,241,270
       1,000,000      Zero Coupon Convertible, 6.15% Effective Yield on Purchase Date, 12/1/07                            763,220
       1,570,000    OH Capital Corp. Hsg. Mtg. Rev. Refunding Series 1995G (FHA insured)(Section 8)
                      (MBIA insured), 6.35%, 7/1/22                                                                     1,605,403
                                                                                                                        4,609,893

    OKLAHOMA (2.1%)
       1,440,000    Cleveland Co. Home Loan Auth. Single Family Mtg. Rev. Refunding Series 1991, 8.00%, 8/1/12          1,526,717
                    Midwest City Mem. Hosp. Auth. Hosp. Rev. Series 1992:
         115,000      7.25%, 4/1/06 Prerefunded                                                                           128,445
         365,000      8.75%, 4/1/03 Prerefunded                                                                           430,868
         325,000      10.00%, 4/1/01 Escrowed to Maturity                                                                 384,420
         345,000      10.00%, 4/1/02 Escrowed to Maturity                                                                 419,975
       2,000,000    Muskogee Co. HFA Single Family Mtg. Rev. Refunding 1990 Series A (FGIC insured) Zero
                      Coupon, 7.65% Effective Yield on Purchase Date, 6/1/11                                              699,960
         340,000    Muskogee Co. Industrial Pollution Rev. Series 1987A (Oklahoma G&E Proj.), 7.00%, 3/1/17               347,337
         565,000    Payne Co. Home Loan Auth. Single Family Rev. Refunding Series 1993A, 8.625%, 3/1/11                   602,510
       2,540,000    Tulsa Public Facilities Auth. Recreational Facs. Rev. Series 1985, 6.20%, 11/1/12                   2,563,368
                                                                                                                        7,103,600
    PENNSYLVANIA (4.6%)
                    Horizon Hosp. System Auth. Hosp. Rev. Series 1996 (Horizon Hosp. Sys.):
         600,000      5.95%, 5/15/06                                                                                      602,046
         715,000      6.15%, 5/15/08                                                                                      719,054
         710,000      6.25%, 5/15/09                                                                                      714,459
       3,800,000    Mercer Co. Industrial Dev. Auth. Rev. Refunding Series 1991 (FHA insured) (Hillcrest Nursing
                      Industrial Ctr. Proj.) Zero Coupon, 6.85% Effective Yield on Purchase Date, 1/15/13               1,221,966
       6,000,000    Montgomery Co. Industrial Dev. Auth. Resource Recovery Rev. Series 1989 (LOC Banque
                      Paribas), 7.50%, 1/1/12                                                                           6,398,460
       1,240,000    Montgomery Co. Redev. Auth. Multifamily Hsg. Rev. 1993 Series A (KBF Assoc. L.P.),
                      6.375%, 7/1/12                                                                                    1,230,898
                    Pittsburgh Urban Redev. Auth. (Center Triangle Tax Increment Fin. District) (LOC PNC Bank):
       3,000,000      Series 1995A, 6.00%, 12/1/11                                                                      2,942,430
       2,100,000      Series 1995B, 6.25%, 3/15/15                                                                      2,075,388
                                                                                                                       15,904,701
    RHODE ISLAND (0.7%)
       2,500,000    RI Hlth. & Educ. Bldg. Corp. Hosp. Fin. Rev. Series 1997 (South Co. Hosp.),
                      6.00%, 11/15/17                                                                                   2,391,650

    SOUTH CAROLINA (0.4%)
       1,455,000    Myrtle Beach PFC Certificates of Participation Series 1992 (Myrtle Beach Convention Ctr. Proj.),
                      6.75%, 7/1/02                                                                                     1,531,388

    SOUTH DAKOTA (0.6%)
       2,000,000    SD HDA Multifamily Hsg. Rev. 1992 Series B (Section 8), 7.00%, 4/1/12                               2,127,560

    TENNESSEE (4.7%)
       1,675,000    Metro. Govt. of Nashville & Davison Cos. TN Industrial Dev. Board Rev. Refunding
                      Multifamily Mtg. Rev. 92C (FHA insured) (Picadilly Apts.), 6.95%, 7/1/27                          1,743,993
                    Shelby Co. Hlth., Educ. & Hsg. Fac. Board Multifamily  Hsg. Rev.:
                      (Eastwood Park Apts. Proj.):
       1,000,000        Senior Series 1995 A2, 6.40%, 9/1/25                                                            1,005,210
         425,000        Subordinate Series 1995C, 7.50%, 9/1/25                                                           428,621
                      (Raleigh Forest & Sherwood Apts. Proj.):
       2,885,000        Senior Series 1996A, 6.60%, 1/1/26                                                              2,917,802
         800,000        Subordinate Series 1996C, 7.25%, 1/1/26                                                           808,792
                      (Raleigh Woods Apts. Proj.):
       6,000,000        Series 1997A (GNMA collateralized), 7.75%, 3/20/27                                              6,780,600
                      (The Corners Apts. Proj.)
       1,055,000        Senior Series 1996A, 6.25%, 1/1/27                                                              1,040,842
         400,000        Subordinate Series 1996C, 6.375%, 1/1/27                                                          378,368
         830,000    TN HDA Homeownership Program Series 1991 Issue U, 7.35%, 7/1/11                                       872,239
                                                                                                                       15,976,467

    TEXAS (13.4%)
       2,165,000    Baytown HFC Single Family Mtg. Rev. Refunding Series 1992B, 8.50%, 9/1/11                           2,394,144
                    Beaumont Hsg. Auth. Multifamily Mtg. Rev. Series 1993A (Section 8):
       1,365,000      6.65%, 11/1/07                                                                                    1,418,781
         650,000      6.75%, 11/1/10                                                                                      669,344
       1,765,000    Bexar Co. HFC Residual Rev. Series 1993 Zero Coupon, 6.50% Effective Yield on Purchase
                      Date, 3/1/15                                                                                        570,872
         290,000    Brazos Co. HFC Single Family Mtg. Rev. 1985 (MBIA insured) Zero Coupon, 10.55% Effective
                      Yield on Purchase Date, 9/1/11                                                                       65,781
       1,800,000    Cleveland Ind. School Dist. Public Fac. Corp. Lease Rev. Series 1996, 6.10%, 2/15/11                1,794,852
                    Dallas Hsg. Corp. Capital Program Revenue Bonds:
       1,715,000      Series 1995A (Estell Village Apts.) (Section 8), 7.875%, 12/1/09                                  1,763,826
       1,630,000      Series 1995 (Cedar Glen Apts.) (Section 8), 7.75%, 12/1/09                                        1,674,678
       1,000,000    Dallas HFC Cap. Proj. Refunding 1990 (Section 8), 7.85%, 8/1/13                                     1,062,080
         540,000    Harris Co. HFC Single Family Mtg. Rev. Series 1983A, 10.125%, 7/15/03                                 541,166
       1,500,000    Houston HFC Single Family Mtg. Rev. Refunding Series 1996B-1, 8.00%, 6/1/14                         1,609,725
       1,725,000    Lubbock HFC Multifamily Hsg. Rev. Refunding Series 1992A (Los Colinas, Park Ridge Place &
                      Quail Creek), 7.75%, 1/1/22                                                                       1,774,335
                    Midland Co. Hosp. Dist. Hosp. Rev. Series 1992 Zero Coupon:
       6,350,000      7.61% Effective Yield Purchase Date, 6/1/07                                                       3,376,549
       2,500,000      6.50% Effective Yield Purchase Date, 6/1/11                                                         998,300
                    Midland HFC Single Family Mtg. Rev. Refunding:
         527,222      Series 1992 B-2, 8.15%, 12/1/11                                                                     559,836
         711,949      Series 1992 A-2, 8.45%, 12/1/11                                                                     759,493
         900,036      Series 1992, 9.00%, 9/1/01                                                                          948,575
                    Mesquite Hlth. Fac. Dev. Corp. Retirement Fac. Rev. Series 1996A (Christian Care Ctrs. Proj.):
       1,000,000      6.30%, 2/15/12                                                                                      996,570
       1,000,000      6.40%, 2/15/16                                                                                      999,360
                    North Central Hlth. Fac. Dev. Corp. Rev. Series 1996 (C.C. Young Memorial Home Proj.):
         495,000      5.90%, 2/15/04                                                                                      493,302
         155,000      6.10%, 2/15/06                                                                                      154,986
       1,300,000      6.30%, 2/15/15                                                                                    1,295,047
       3,000,000    Northeast Hosp. Authority Rev. Series 1993B (NE Med. Ctr. Hosp.), 7.25%, 7/1/22                     3,167,520
       1,751,995    Odessa HFC Single Family Mtg. Rev. Refunding Series 1992B Class B-2, 8.125%, 11/1/11                1,870,482
         755,000    Richardson Hosp. Auth. Hosp. Refunding Rev. Series 1993 (Richardson Med. Ctr.), 6.75%, 12/1/23        774,049
         650,000    San Marcos HA Multifamily Mtg. Rev. Series 1993A (FHA insured) (Section 8), 5.80%,
                      11/1/10                                                                                             636,233
                    Southeast TX HFC Residual Revenue:
       1,555,000      Series 1995A Zero Coupon, 6.50% Effective Yield on Purchase Date, 11/1/14                           535,138
       3,000,000      Series 1992A Zero Coupon, 7.63% Effective Yield on Purchase Date, 9/1/17                            659,790
         940,000    TX HA Single Family Mtg. Refunding Series 1991A, 7.00%, 3/1/05                                        987,865
                    TX Dept. Hsg. & Cmnty. Affairs Single Family Rev. Refunding Junior Lien Series 1994A
       3,320,000      Zero Coupon 6.93% Effective Yield on Purchase Date, 3/1/15                                          994,572
                    TX Dept. Hsg. & Cmnty. Affairs Multifamily Hsg. Rev.:
       1,500,000      Senior Series 1996A (Dallas - Ft. Worth Apts. Pool Proj.), 6.50%, 7/1/16                          1,535,880
       2,500,000      Senior Series 1996A (Dallas - Ft. Worth Apts. Pool Proj.), 6.50%, 7/1/26                          2,549,650
       1,060,000      Subordinated Series 1996C (Harbors & Plumtree Apts. Proj.), 7.375%, 7/1/26                        1,069,084
       2,820,000      Senior Series 1996A (Harbors & Plumtree Apts. Proj.), 6.45%, 7/1/26                               2,853,389
       2,500,000      Series 1996A (NHP Foundation - Asmara Apts. Proj.), 6.40%, 1/1/27                                 2,530,575
                                                                                                                       46,085,829

    UTAH (0.8%)
       1,000,000    Davis Co. Solid Waste Mgmt. & Energy Recovery Rev. Refunding Series 1993, 6.125%, 6/15/09           1,004,040
       1,850,000    Utah HFA Single Family Mtg. 1996 Issue E-1 Senior Bonds, 6.00%, 7/1/16                              1,833,128
                                                                                                                        2,837,168

    WASHINGTON (1.9%)
                    WA HFC Nonprofit Housing Revenue:
       2,500,000      Series 1993 (CRISTA Shores Proj.)(LOC US Bk. Wash.), 6.20%, 7/1/14                                2,516,400
       1,000,000      Series 1995A (Judson Park Project)(LOC US Bk. Wash.), 6.90%, 7/1/16                               1,038,000
       1,390,000      Series 1996A (Presbyterian Ministries) (LOC US Bk. Wash.), 6.85%, 7/1/21                          1,408,292
       1,500,000    WA Hlth. Care Fac. Auth. Rev. Series 1996 (Grays Harbor Hosp. Proj.)(Asset Guaranty insured),
                      5.70%, 7/1/16                                                                                     1,455,540
                                                                                                                        6,418,232

    WEST VIRGINIA (1.0%)
           5,000    Berkeley, Brooke & Fayette Cos., etc. (21 Municipalities) Single Family Mtg. 1984 Series A,
                      (MBIA insured), 10.125%, 9/1/10                                                                       5,229
       5,435,000    Huntington Res. Mtg. Rev. Refunding Series 1991 Zero Coupon Escrowed to Maturity,
                      7.37% Effective Yield on Purchase Date, 9/1/12                                                    1,997,308
       2,000,000    Mason Co. Residual Rev. Series 1992C Zero Coupon, 7.58% Effective Yield on Purchase Date,
                      7/10/14                                                                                             563,760
       3,000,000    Ohio Co. Residual Rev. Series 1992C Zero Coupon, 7.43% Effective Yield on Purchase Date,
                      7/10/14                                                                                             849,540
                                                                                                                        3,415,837

    WISCONSIN (0.8%)
       1,300,000    WI HEDA Hsg. Rev. Series 1992A (Section 8), 6.85%, 11/1/12                                          1,355,315
       1,500,000    WI Hlth. & Educ. Fac. Auth. Rev. Series 1996 (Meriter Hospital Inc.), 6.00%, 12/1/17                1,443,210
                                                                                                                        2,798,525

    WYOMING (0.6%)
       2,000,000    WY CDA Hsg. Rev. 1995 Series 6, 6.10%, 12/1/25                                                      2,004,460

Total municipal bonds (cost: $327,054,983)                                                                            333,510,336

SHORT-TERM SECURITIES (3.4%) (2)
       6,387,813    Tax-Exempt Cash Management Fund, 3.30%                                                              6,387,813
       5,240,845    Tax-Exempt Cash Management Fund, 3.31%                                                              5,240,845

Total short-term securities (cost: $11,628,658)                                                                        11,628,658


Total investments in securities (cost: $338,683,641)(7)                                                              $345,138,994


See accompanying notes to portfolios of investments on page 35.




SIT MINNESOTA TAX-FREE INCOME FUND REVIEW
MARCH 31, 1997

[PHOTO] MICHAEL C. BRILLEY
           SENIOR PORTFOLIO MANAGER
        DEBRA A. SIT, CFA
           PORTFOLIO MANAGER

     The Fund provided shareholders with a total return of +0.36% for the 3 months and +6.26% for the 12 months ended March 31, 1997. The Fund's quarterly performance ranked #1 of 44 Minnesota municipal funds tracked by Lipper Analytical Services. The Fund ranked #4 (of 44 funds) based on its one year return and #2 (of 28 funds) based on its three year return. The Fund's price per share was $10.14 as of March 31, 1997, compared with $10.24 on December 31, 1996 and $10.09 on March 31, 1996. During the year, the Fund's share price varied between $9.98 and $10.28, a range of 3.0%. The Fund's 30-day SEC yield was 5.54% as of March 31, 1997, relatively unchanged from 5.48% as of December 31 and compared with 5.72% as of March 31, 1996. The Fund's 12-month distribution rate has remained relatively stable over the last year.

     Fund assets increased to $94.0 million from $82.7 on December 31 and from $63.0 million one year ago. Significant industry shifts during the year included increases in multi-family housing from 36.1% to 40.0%, and in lease bonds from 1.1% to 3.1%, and decreases in single family bonds from 23.4% to 17.8%, in health care from 17.8% to 12.2% and in industrial revenue bonds from 13.8% to 8.1%. The Fund's weighting in securities rated "A" or better increased from 55.0% to 60.8% during the year as the Fund reduced emphasis on lower rated credits as relative yield spreads narrowed. The Fund's holdings in non-rated securities decreased from 38.3% to 33.1%.

     The Fund's duration to estimated average life increased from 6.9 to 7.2 years. The Fund's implied duration, which more closely represents the Fund's historical price sensitivity to changes in interest rates and which was not available one year ago, was unchanged at 4.1 years during the most recent quarter. The Fund's average maturity was also unchanged during the quarter, and, at 18.8 years, is slightly shorter than its 19.2 year average maturity of one year ago.

     The Fund's performance was helped by its emphasis on bonds which provide higher income and greater stability of principal value, particularly those in the housing sector. In addition, the Fund benefited from the narrowing yield spreads of lower rated and non-rated credits. As we expect economic growth to moderate by the end of the year with inflation remaining contained, we will continue to seek current opportunities to lock in higher yields over the longer term.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The investment objective of the Fund is to provide a high level of current income exempt from federal regular income tax and Minnesota regular personal income tax as is consistent with the preservation of capital.

     The Fund will endeavor to invest 100% of its assets in municipal securities, the income from which is exempt from federal regular income tax and Minnesota regular personal income tax. The Fund anticipates that substantially all of its distributions to its shareholders will be exempt as such. For investors subject to the alternative minimum tax ("AMT"), up to 20% of the Fund's income may be treated as an item of tax preference that is included in the alternative minimum taxable income.


                                PORTFOLIO SUMMARY

          Net Asset Value  3/31/97:  $10.14 Per Share
                           3/31/96:  $10.09 Per Share

                Total Net Assets:    $93.98 Million

                  30-Day SEC Yield:    5.54%
              Tax Equivalent Yield:   10.02%(1)
        12-Month Distribution Rate:    5.59%
                  Average Maturity:   18.8 Years
   Duration to Estimated Avg. Life:    7.2 Years(2)
                  Implied Duration:    4.1 Years(2)

(1) For individuals in the 39.6% Federal and 8.5% MN tax brackets.
(2) See page 29.



                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

         Multifamily Mortgage Revenue        40.0

       Single Family Mortgage Revenue        17.8

         Hospital/Health Care Revenue        12.2

                  Other Revenue Bonds         8.7

                  Industrial Revenue/         8.1
                    Pollution Control

               Municipal Lease Rental         3.1

               Education/Student Loan         1.7

                    Public Facilities         2.1

                   General Obligation         1.2

           Other Assets & Liabilities         5.1




                        AVERAGE ANNUAL TOTAL RETURNS*                     CUMULATIVE TOTAL RETURNS*
                        -----------------------------                     -------------------------

                MN Tax-Free      Lipper MN        Lehman         MN Tax-Free     Lipper MN         Lehman
                  Income        Muni. Bond     5-Year Muni.        Income       Muni. Bond      5- Year Muni.
                   Fund          Fund Avg.      Bond Index          Fund         Fund Avg.       Bond Index
                   ----          ---------      ----------          ----         ---------       ----------

3 Months           0.36%          -0.34%          -0.02%            0.36%         -0.34%           -0.02%
  (unannualized)
1 Year             6.26            4.77            4.19             6.26           4.77             4.19
3 Year             7.02            5.86            5.72            22.57          18.62            18.16
Inception          6.04            4.08            4.69            21.59          14.27            16.51
  (12/1/93)


* As of 3/31/97

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. SHARE PRICE AND RETURN WILL VARY SO THAT A GAIN OR LOSS MAY BE REALIZED WHEN SHARES ARE SOLD. TOTAL RETURN SHOULD NOT BE TAKEN AS A REPRESENTATION OF FUTURE PERFORMANCE. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN 5-YEAR MUNICIPAL BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

(2) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio's implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.



                                GROWTH OF $10,000

                              [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/1/93) and held until 3/31/97 would have grown to $12,159 in the Fund or $11,651 in the Lehman 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains.



                                QUALITY RATINGS
                                (% of Net Assets)

           LOWER OF MOODY'S, S&P, FITCH OR DUFF & PHELPS RATINGS USED.

                                  [PIE CHART]

                                    AA     20.5%
                                   AAA     22.5%
            Other Assets & Liabilities      5.1%
                             Not Rated     33.1%
                                   BBB      6.1%
                                     A     12.7%

                                                     ADVISER'S ASSESSMENT OF
                                                      NOT-RATED SECURITIES

                                                          AA       0.7%
                                                           A       1.2
                                                         BBB      23.1
                                                          BB       7.1
                                                           B       1.0%
                                                       Total      33.1%



SIT MINNESOTA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS - MARCH 31, 1997

QUANTITY          NAME OF ISSUER                                                                            MARKET VALUE (1)
----------------------------------------------------------------------------------------------------------------------------

MUNICIPAL BONDS (94.9%)(2)
    EDUCATION/STUDENT LOAN (1.7%)
                    Minnesota Higher Education Fac. Auth. Rev. Series 1996-4I (Hamline Univ.):
       1,000,000      6.00%, 10/1/12                                                                           $1,003,590
         585,000      6.00%, 10/1/16                                                                              581,677
                                                                                                                1,585,267

    GENERAL OBLIGATION (1.2%)
         600,000    Carver Co. Hsg. & Redev. Auth. Hsg. & Dev. Gross Rev. Ltd.Tax G.O.
                      (Chanhassen Apts. Proj.), 7.00%, 1/1/25                                                     611,250
         500,000    Goodhue (City of) G.O. Gas Utility Series 1996, 6.75%, 1/1/26                                 509,680
                                                                                                                1,120,930

    HOSPITAL/HEALTH CARE (12.2%)
                    Brooklyn Center Hlth. Care Fac. Rev. Series 1993 (Maranatha Proj.):
          50,000      6.75%, 12/1/05                                                                               51,012
         500,000      7.50%, 12/1/10                                                                              524,335
       1,290,000    Cokato Sr. Hsg. Rev. Series 1996 (Cokato Charitable Trust Proj.), 7.00%, 12/1/19            1,281,138
         215,000    Fergus Falls Hlth. Care Fac. Auth. Rev. Refunding Series 1993A
                      (Lake Region Hosp. Corp. Proj.), 6.25%, 9/1/04                                              218,423
         650,000    Fergus Falls Hlth. Care Fac. Auth. Series 1995 (LRHC Long-Term Care Fac. Proj.),
                      6.40%, 12/1/15                                                                              655,928
       1,540,000    Hibbing Hlth. Care Facs. Rev. Series 1995A (St. Francis Hlth. Svcs. Proj.),
                      7.35%, 11/1/15                                                                            1,560,405
         750,000    Mankato Hlth. Care Facs. Rev. Series 1996A (Lutheran Home Proj.), 6.75%, 10/1/16              741,203
       1,685,000    Maplewood Hlth. Care Fac. Rev. (VOA Care Ctrs. Proj.), 7.375%, 10/1/12                      1,767,969
       1,000,000    Minneapolis Hlth. Care Fac. Rev. Series 1993 (St. Olaf Res. Proj.), 7.00%,10/1/18           1,011,020
         180,000    Puerto Rico Industrial, Tourist, Educ., Med. & Env. Ctrl. Fac. Fin. Auth. Hosp.
                      Rev. 1994 Series A (Ryder Mem. Hosp. Proj.), 5.75%, 5/1/99                                  181,942
                    Red Wing Hlth. Care Ctr. Fac. Rev. Refunding (River Region Obligated Group):
         125,000      Series 1993A, 6.20%, 9/1/05                                                                 130,714
         130,000      Series 1993A, 6.30%, 9/1/06                                                                 135,918
         200,000      Series 1993B, 6.20%, 9/1/05                                                                 209,142
                    Sherburne Co. Nursing Home Fac. Rev. Series 1994 (Guardian Angels Care Ctr. Proj.):
          75,000      7.30%, 6/1/07                                                                                78,006
          80,000      7.35%, 6/1/08                                                                                83,201
          90,000      7.40%, 6/1/09                                                                                93,855
         555,000      7.50%, 6/1/14                                                                               577,089
         140,000      7.75%, 6/1/15                                                                               146,885
         150,000      7.75%, 6/1/16                                                                               157,637
          95,000    St. Paul Hsg. & Redev. Auth. Comm. Dev. Rev. Refunding Series 1992
                      (Beverly Enterprises Proj.), 7.75%, 11/1/02                                                  96,793
         960,000    St. Paul Hsg. & Redev. Auth. Nursing Home Dev. Rev. Refunding Series 1996C
                      (Franciscan Hlth. Cmmty. Proj., St. Mary's Home), 7.00%, 7/1/21                             945,658
         820,000    Wadena Co. Hlth. Care Fac. Rev. Series 1994B, 7.45%, 9/1/15                                   851,357
                                                                                                               11,499,630

    INDUSTRIAL/POLLUTION CONTROL (8.1%)
         500,000    Anoka Industrial Dev. Rev. Series 1994 (Lund Industries Inc. Proj.), 6.50%, 9/1/04(4)         514,575
         955,000    Duluth Commercial Dev. Rev. Refunding Series 1995A (Radisson Hotel Proj.), 7.00%, 12/1/00     952,316
                    MN Agricultural & Econ. Dev. Board Small Business Dev. Ln. Prgm. Rev.:
         390,000      Series 1989A Lot 1, 8.25%, 8/1/09(4)                                                        398,081
         105,000      Series 1995A Lot 1, 6.40%, 8/1/04(4)                                                        102,417
       1,000,000      Series 1990B Lot1 (May Printing Co.), 8.375%, 8/1/10(4)                                   1,044,010
       3,155,000    Plymouth Rev. Refunding Series 1992 (Carlson Ctr. Proj.) (LOC First Bank, N.A.),
                      7.00%, 4/1/12                                                                             3,280,537
         200,000    Richfield Cmty. Dev. Rev. Refunding 1994 (Richfield Shoppes Proj.), 8.375% 10/1/05            215,130
       1,105,000    St. Paul Port Authority Hotel Facility Senior Rev. Series 1996A (Radisson Kellogg Project),
                      7.00%, 8/1/01                                                                             1,093,762
                                                                                                                7,600,828

    MULTIFAMILY MORTGAGE (40.0%)
         500,000    Aurora Hsg. & Redev. Auth. Multifamily Rev. (Irongate Apts. Proj.) (Section 8),
                      6.10%, 10/1/19                                                                              498,180
                    Austin Hsg. & Redev. Auth. Governmental Hsg. Gross Rev. Series 1995A
                      (Courtyard Res. Proj.):
         220,000      7.00%, 1/1/15                                                                               220,625
         500,000      7.25%, 1/1/26                                                                               498,720
                    Burnsville Multifamily Hsg. Rev. Refunding:
         425,000      Series 1991 (Atrium Proj.) (Trygg-Hansa insured), 7.20%, 5/1/11                             442,595
         960,000      Series 1994 (Bridgeway Apts. Proj.), 7.25%, 2/1/14                                          980,141
         405,000    Chisago City Health Fac. Rev. Refunding Series 1995A (Pleasant Heights Proj.),
                      7.30%, 7/1/18                                                                               411,148
       3,000,000    Dakota Cnty. Hsg. & Redev. Auth. Multifamily Hsg. Rev. Refunding Series 1997A,
                      (Park Place Apts. Proj.) (GNMA collateralized) 6.875%, 2/20/32                            3,197,220
                    Dakota Co. Hsg. & Redev. Auth. Multifamily Hsg. Rev. Refunding
                      (Walnut Trails Apts. Proj.):
       1,700,000      Series 1995A (GNMA collateralized), 7.90%, 1/20/31(4)                                     1,897,183
         265,000      Series 1995C Subordinate, 9.00%, 1/20/15(4)                                                 263,776
                    Eden Prairie Multifamily Hsg. Rev. Refunding:
          60,000      Series 1990A (Welsh Parkway Apts. Ltd. Proj.)(FHA insured), 8.00%, 7/1/26                    63,991
         450,000      Series 1995A (Olympic Ridge Proj.) (GNMA collateralized) 6.20%, 1/20/16                     458,825
         700,000      Series 1991 (Windslope Apts. Proj.)(Section 8), 7.00%, 11/1/06                              743,239
       1,500,000      Series 1991 (Windslope Apts. Proj.)(Section 8), 7.10%, 11/1/17                            1,562,925
       1,500,000    Eagan Multifamily Rental Hsg. Refunding Rev. Series 1996 (Wescott Apts. Proj.)
                      (FHA insured), 6.00%, 12/1/27                                                             1,497,765
                    Hopkins Elderly Hsg. Rev. Refunding (St. Therese Southwest Proj.):
       1,600,000      Series 1994A (Asset Gty. insured), 6.25%, 3/1/14                                          1,620,608
         360,000      Series 1994B, 9.00%, 11/1/19                                                                379,793
       1,015,000    Hopkins Hsg. Facs. Rev. Refunding Series 1995 (Augustana Chapel View Homes Proj.),
                      7.00%, 12/1/15                                                                            1,003,937
         575,000    Hopkins Subordinate Multifamily Hsg. Rev. Refunding Series 1996C
                      (Auburn Apts. Proj.), 8.00%, 6/20/31                                                        591,612
         450,000    Hopkins Multifamily Hsg. Rev. Series 1996 (Hopkins Renaissance Proj.),
                      6.25%, 4/1/15                                                                               460,301
         500,000    Hutchinson Hsg. Facs. Rev. Series 1994 (Prince of Peace Proj.), 7.375%, 10/1/12               515,200
         800,000    Little Canada Multifamily Hsg. Rev. Series 1997A (Cedars Lakeside Proj.)
                      (GNMA collateralized), 5.90%, 8/1/20                                                        790,936
                    Minneapolis Multifamily Hsg. Rev.:
         565,000      Series 1994 (Findley Place Townhomes Proj) (Section 8), 7.00%, 12/1/16(4)                   589,917
          75,000      Series 1991 (Trinity Hsg. Proj.) (Section 8), 7.875%, 2/1/06                                 78,233
         355,000      Series 1996 (Belmont Apts.), 7.25%, 11/1/16                                                 351,312
         645,000      Series 1996 (Belmont Apts.), 7.625%, 11/1/27                                                637,408
       2,000,000      Series 1996A (Nicollet Towers) (Section 8), 6.00%, 12/01/19                               1,968,180
         350,000    Minneapolis/ St. Paul Hsg. Fin. Board Multifamily Rev. Series 1988 (Riverside Place Proj.),
                      (FHA insured) (GNMA collateralized), 8.20%, 12/20/18(4)                                     365,750
                    MN HFA Multifamily Hsg. Dev. Rev.:
          45,000      Series 1977, 6.25%, 2/1/08                                                                   45,588
         140,000      Series 1977, 6.375%, 2/1/20                                                                 141,557
          25,000      Series 1988A, 7.70%, 8/1/08                                                                  25,878
                    MN HFA Rental Hsg. Rev. Refunding:
         175,000      Series 1993C, 6.15%, 2/1/14                                                                 176,110
         135,000      Series 1993E, 6.00%, 2/1/14                                                                 135,865
                    Minnetonka Hsg. Fac. Rev. Series 1994 (Beacon Hill Housing Proj.):
         890,000      7.00%, 6/1/04                                                                               917,118
       1,000,000      7.50%, 6/1/14                                                                             1,032,590
         525,000    Minnetonka Multifamily Hsg. Rev. Refunding Subordinate Series 1994C (Brier Creek Proj.),
                      8.00%, 12/20/16                                                                             548,688
         500,000    Monticello Senior Hsg. Rev. Series 1995 (Mississippi Shores Proj.), 7.25%, 7/1/16             502,945
         385,000    Mora Multifamily Rev. Refunding Hsg. Alternatives Partnership Series 1995, 6.50%, 6/1/02      385,624
         750,000    Plymouth Multifamily Hsg. Rev. Refunding Series 1996A (Fox Forest Apts. Proj.)
                      (GNMA collateralized), 8.05%, 6/20/31                                                       858,458
       2,500,000    Puerto Rico Housing Finance Corp. Rev. Multifamily Mtg. Portfolio Series 1990 A-I,
                      7.50%, 10/1/15                                                                            2,639,225
         960,000    Robbinsdale Multifamily Hsg. Rev. Series 1996A (Copperfield Hill Proj.),
                      7.20%, 12/1/16                                                                              946,973
         325,000    Sandstone Econ. Dev. Auth. Hsg. & Dev. Rev. Series 1994A (Family Apts. Proj.),
                      8.00%, 1/1/12                                                                               338,546
       1,000,000    Spring Lake Park Sr. Hsg. Rev. Series 1996 (Noah's Ark Affordable Hsg. Inc.),
                      7.25%, 9/1/16                                                                             1,000,790
         300,000    Spring Park Hlth. Care Fac. Rev. Series 1991 (Twin Birch Hlth. Care Ctr. Proj.),
                      8.25%, 8/1/11                                                                               319,086
       1,500,000    St. Anthony Hsg. Dev. Rev. Refunding (Autumn Woods Proj.) (Asset Gty. insured),
                      6.875%, 7/1/22                                                                            1,567,110
         650,000    St. Louis Park Multifamily Hsg. Rev. Refunding Series 1995 (Knollwood Cmty. Hsg. Proj.)
                      (FHA insured), 6.15%, 12/1/16                                                               654,479
         500,000    St. Paul Hsg. & Redev. Auth. Multifamily Hsg. Refunding Series 1992 (Point of St. Paul Proj.)
                      (FNMA backed), 6.60%, 10/1/12                                                               519,130
         200,000    St. Paul Hsg. & Redev. Auth. Multifamily Hsg. Refunding Series 1995 (Sun Cliffe Apts. Proj.)
                      (GNMA collateralized), 5.875%, 7/1/15                                                       198,982
       1,055,000    Washington Co. Hsg. & Redev. Auth. Multifamily Hsg. Rev. Refunding Series 1994
                      (White Bear Lake Transitional Hsg. Proj.), 6.625%, 8/1/24                                 1,086,302
       1,385,000    White Bear Lake Multifamily Hsg. Rev. Refunding Series 1996A (Lake Sq. Partners Proj.)
                      (FHA insured), 6.10%, 2/1/26                                                              1,386,011
                                                                                                               37,516,575

    LEASE (3.1%)
       1,015,000    Beltrami Co. Hsg. & Redev. Auth. Lease Rev., 6.25%, 2/1/16                                    993,046
         585,000    Burnsville Solid Waste Rev. Series 1990 (Freeway Transfer Inc. Proj.), 9.00%, 4/1/10(4)       642,938
                    Hibbing Econ. Dev. Auth. Public Proj. Rev. Series 1997 (Hibbing Lease Obligations Proj.):
         655,000      6.10%, 2/1/08                                                                               645,666
         535,000      6.40%, 2/1/12                                                                               527,895
         100,000    Rice Co. Certificates of Participation 1996A, 5.85%, 12/1/14                                   98,157
                                                                                                                2,907,702

    SINGLE FAMILY MORTGAGE (17.8%)
         507,590    Brooklyn Center/Columbia Heights/Moorhead/Robbinsdale Econ. Dev. Auth. Residual Interest
                      Rev. Series 1992B (FNMA backed), 7.15%, 11/1/14                                             521,132
                    Dakota County Hsg. & Redev. Auth. Single Family Mtg. Rev.:
         995,000      Series 1994A (FNMA backed), 6.70%, 10/1/09(4)                                             1,042,193
         400,000      Series 1995 (FNMA & GNMA backed), 6.25%, 10/1/09(4)                                         411,376
         795,000    Dakota/Wash./Stearns Cos. Hsg. & Redev. Auth. Single Family Rev. Refunding
                      Series 1994A (FNMA backed), 6.50%, 9/1/10(4)                                                822,642
                    Minneapolis Redev. Mtg. Rev. Series 1987A  (Riverplace Proj.) (LOC Bk. of Tokyo):
          70,000      7.00%, 1/1/07                                                                                72,080
         500,000      7.10%, 1/1/20                                                                               512,035
       2,100,000    Minneapolis Residual Interest Mtg. Rev. Series 1995 Convertible Capital Appreciation Bonds,
                      7.00% Effective Yield on Purchase Date, 10/1/12                                             757,302
          30,000    Minneapolis/ St. Paul Hsg. Fin. Bd. Single Family Mtg. Rev. Series 1989A (GNMA backed),
                      7.65%, 12/1/00(4)                                                                            31,155
         900,000    Minneapolis/ St. Paul Hsg. Fin. Bd. Single Family Mtg. Rev. Series 1994 (FNMA backed),
                      7.25%, 5/1/12(4)                                                                            934,002
                    MN HFA Single Family Mtg. Rev.:
         120,000      Series 1988D, 8.25%, 8/1/20(4)                                                              125,266
          15,000      Series 1989B, 7.05%, 1/1/03                                                                  15,763
          50,000      Series 1989B, 7.05%, 7/1/03                                                                  52,542
          20,000      Series 1990A, 7.95%, 7/1/22(4)                                                               21,033
         290,000      Series 1990C, 7.70%, 7/1/14                                                                 305,327
         240,000      Series 1991A, 7.05%, 7/1/22(4)                                                              248,304
         600,000      Series 1991A, 7.45%, 7/1/22(4)                                                              628,650
       1,770,000      Series 1992B-1, 6.75%, 1/1/26(4)                                                          1,824,587
       1,000,000      Series 1994F, 6.30%, 7/1/25                                                               1,024,860
          95,000      Series 1994K, 5.90%, 1/1/07                                                                  95,325
         530,000      Series 1994L, 6.70%, 7/1/20(4)                                                              546,902
       2,830,000      Series 1995M, 5.875%, 1/1/1                                                               2,818,255
         800,000      Series 1996D, 6.00%, 1/1/16                                                                 801,792
         655,000    Minneapolis Single Family Mtg. Rev. Series 1995V (FNMA & GNMA backed),
                      6.25%, 4/1/22                                                                               662,539
       3,800,000    Moorhead Single Family Mtg. Rev. Refunding Series 1992B Zero Coupon, 7.00% Effective
                      Yield on Purchase Date, 8/1/11                                                            1,418,350
         670,000    St. Paul Hsg. & Redev. Auth. Single Family Mtg. Rev. Refunding Series 1995 (FNMA backed),
                      6.125%, 3/1/17                                                                              685,497
         966,042    St. Paul Residual Interest Rev. Series 1995 Convertible Capital Appreciation
                     Bonds, Zero Coupon, 7.23% Effective Yield on Purchase Date, 9/1/11                           356,672
                                                                                                               16,735,581

    OTHER REVENUE BONDS (8.7%)
       1,500,000    Commissioner of Iron Range Resources and Rehabilitation Gross Rev. Bonds
                      Series 1996 (Giants Ridge Rec. Area Proj.), 7.25%, 10/1/11                                1,508,835
                    Minneapolis Cmty. Dev. Agy. Common Bond Fund:
         100,000      Series 1993-5 (Winslow Printing), 6.125%, 12/1/06(4)                                        100,888
         640,000      Series 1995-1, 6.625%, 12/1/09(4)                                                           657,523
       1,310,000      Series 1995-1, 7.25%, 12/1/15(4)                                                          1,375,932
       2,870,000    St. Paul Hsg. & Redev. Sales Tax Rev. Refunding Series 1996 (FSA insured)
                      (Civic Center Proj.), 7.10%, 11/1/23                                                      3,324,149
       1,245,000    St. Paul Recreational Facs. Gross Rev. Series 1996D 5.875%, 6/1/18                          1,238,157
                                                                                                                8,205,484

    PUBLIC FACILITIES (2.1%)
       2,000,000    Minneapolis Public Hsg. Auth. Series 1997 (General Credit Energy Savings Proj.),
                       6.00%, 7/1/08                                                                            1,998,160


Total municipal bonds (cost: $87,972,683)                                                                      89,170,157

SHORT-TERM SECURITIES (4.0%)(2)
       3,744,859    Minnesota Municipal Cash Fund, 3.31%                                                        3,744,859
                      (cost: 3,744,859)

Total investments in securities (cost: $91,717,542)(7)                                                        $92,915,016

See accompanying notes to financial statements on page 35.





                 (This page has been left blank intentionally.)




SIT MUTUAL FUNDS
NOTES TO PORTFOLIOS OF INVESTMENTS


(1) Securities are valued by procedures described in note 1 to the financial statements.

(2)      Percentage figures indicate percentage of total net assets.

(3) At March 31, 1997, 44.9% of the net assets in the U.S. Government Securities Fund and 22.9% of the net assets in the Bond Fund was invested in GNMA mobile home pass-through securities.

(4) Securities the income from which is treated as a tax preference that is included in alternative minimum taxable income for purposes of computing federal alternative minimum tax (AMT). At March 31, 1997, approximately 15.5% of the net assets in the Minnesota Tax-Free Income Fund was invested in such securities.

(5) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under the guidelines established by the Board of Directors.

(6) On March 31, 1997 the total cost of investments purchased on a when-issued basis was $7,383,343.

(7) At March 31, 1997, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:


                                                                              U.S.
                                                            MONEY          GOVERNMENT
                                                            MARKET         SECURITIES           BOND
                                                             FUND             FUND              FUND
                                                         -------------    -------------    -------------
Cost for federal income tax purposes                     $  31,699,997    $  74,397,655    $   6,471,360
                                                         =============    =============    =============

Unrealized appreciation (depreciation) on investments:
     Gross unrealized appreciation                               --       $     122,537    $       6,925
     Gross unrealized depreciation                               --          (1,056,117)        (137,989)
                                                         -------------    -------------    -------------


Net unrealized appreciation (depreciation)                       --       ($  1,056,117)   ($    131,064)
                                                         =============    =============    =============

                                                                            MINNESOTA
                                                           TAX-FREE         TAX-FREE
                                                            INCOME           INCOME
                                                             FUND             FUND
                                                         -------------    -------------
Cost for federal income tax purposes                     $ 338,683,641    $  91,720,375
                                                         =============    =============

Unrealized appreciation (depreciation) on investments:
     Gross unrealized appreciation                       $   7,690,053    $   1,437,125
     Gross unrealized depreciation                          (1,234,703)        (242,484)
                                                         -------------    -------------


Net unrealized appreciation (depreciation)               $   6,455,350    $   1,197,474
                                                         =============    =============



SIT MUTUAL FUNDS
STATEMENTS OF ASSETS & LIABILITIES -- MARCH 31, 1997

                                                            U.S.                                                MINNESOTA
                                         MONEY           GOVERNMENT                           TAX-FREE          TAX-FREE
                                         MARKET          SECURITIES           BOND             INCOME            INCOME
                                          FUND              FUND              FUND              FUND              FUND
                                     ---------------   ---------------   ---------------   ---------------   ---------------
ASSETS
Investments in securities, at
  identified cost ................   $    31,699,997   $    74,331,370   $     6,453,777   $   338,683,641   $    91,717,542
                                     ===============   ===============   ===============   ===============   ===============

Investments in securities, at
  market value - see
  accompanying schedules for
  detail .........................   $    31,699,997   $    73,341,538   $     6,340,296   $   345,138,994   $    92,915,016
Cash in bank on demand
  deposit ........................               842              --                --                --                --
Accrued interest
  receivable .....................              --             453,885            71,886         5,550,149         1,873,750
Receivable for principal
  paydowns .......................              --               6,817             1,049              --                --
Receivable for Fund shares
  sold ...........................         1,052,287           111,503             1,635           853,832           615,419
                                     ---------------   ---------------   ---------------   ---------------   ---------------
          Total assets ...........        32,753,126        73,913,743         6,414,866       351,542,975        95,404,185
                                     ---------------   ---------------   ---------------   ---------------   ---------------

LIABILITIES
Disbursements in excess of
  cash balances ..................              --                --                 400             7,410             6,029
Payable for investment securities
  purchased - when issued (note 1)              --                --                --           7,383,343              --
Payable for investment securities
  purchased ......................              --                --                --             285,200         1,137,396
Payable for Fund shares
  redeemed .......................            58,254           420,432              --             678,011           136,715
Cash portion of dividends
  payable to shareholders ........            13,809            49,872             6,660           426,316            85,131
Accrued investment management
  and advisory services fee ......            12,965            49,568             4,344           222,489            63,010
                                     ---------------   ---------------   ---------------   ---------------   ---------------
          Total liabilities ......            85,028           519,872            11,404         9,002,769         1,428,281
                                     ---------------   ---------------   ---------------   ---------------   ---------------

Net assets applicable to
  outstanding capital stock ......   $    32,668,098   $    73,393,871   $     6,403,462   $   342,540,206   $    93,975,904
                                     ===============   ===============   ===============   ===============   ===============

Capital stock
  Par ............................   $         0.001   $          0.01   $         0.001   $         0.001   $         0.001

  Authorized shares ..............    10,000,000,000    10,000,000,000    10,000,000,000    10,000,000,000    10,000,000,000
  Outstanding shares .............        32,671,098         7,138,283           665,705        34,338,517         9,265,489
                                     ===============   ===============   ===============   ===============   ===============

Net asset value per share of
  outstanding capital stock ......   $          1.00   $         10.28   $          9.62   $          9.98   $         10.14
                                     ===============   ===============   ===============   ===============   ===============


See accompanying notes to financial statements on pages 40-47.



SIT MUTUAL FUNDS
STATEMENTS OF OPERATIONS -- YEAR ENDED MARCH 31, 1997

                                                                  U.S.                                          MINNESOTA
                                                 MONEY         GOVERNMENT                       TAX-FREE        TAX-FREE
                                                 MARKET        SECURITIES         BOND           INCOME          INCOME
                                                  FUND            FUND            FUND            FUND            FUND
                                              ------------    ------------    ------------    ------------    ------------
INVESTMENT INCOME:
   INCOME:
      Interest ............................      1,409,689       4,113,325         399,892      18,996,651       4,685,615
                                              ------------    ------------    ------------    ------------    ------------
           Total income ...................      1,409,689       4,113,325         399,892      18,996,651       4,685,615
                                              ------------    ------------    ------------    ------------    ------------

   EXPENSES (NOTE 3):
      Investment management and
        advisory services fee .............        208,145         564,216          43,801       2,374,577         590,061
        Less fees and expenses absorbed
           by investment adviser ..........        (78,042)        (99,999)           --           (46,819)           --
                                              ------------    ------------    ------------    ------------    ------------

        Total net expenses ................        130,103         464,217          43,801       2,327,758         590,061
                                              ------------    ------------    ------------    ------------    ------------

        Net investment income .............      1,279,586       3,649,108         356,091      16,668,893       4,095,554
                                              ------------    ------------    ------------    ------------    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS :
      Net realized gain (loss) (note 2) ...           --          (354,419)        (26,666)      1,239,489         (54,294)
      Net change in unrealized appreciation
        or depreciation on investments ....           --          (903,875)        (64,569)      1,148,455         225,585
                                              ------------    ------------    ------------    ------------    ------------

      Net gain (loss) on investments ......           --        (1,258,294)        (91,235)      2,387,944         171,291
                                              ------------    ------------    ------------    ------------    ------------

Net increase in net assets resulting from
   operations .............................   $  1,279,586    $  2,390,814    $    264,856    $ 19,056,837    $  4,266,845
                                              ============    ============    ============    ============    ============




See accompanying notes to financial statements on pages 40-47.





SIT MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                                            MONEY MARKET                     U.S. GOVERNMENT
                                                                FUND                         SECURITIES FUND
                                                   ------------------------------    ------------------------------
                                                     YEAR ENDED       YEAR ENDED      YEAR ENDED       YEAR ENDED
                                                      MARCH 31,        MARCH 31,       MARCH 31,        MARCH 31,
                                                        1997             1996            1997             1996
                                                   -------------    -------------    -------------    -------------
OPERATIONS:
  Net investment income ........................   $   1,279,586    $   1,188,260    $   3,649,108    $   2,991,108
  Net realized gain (loss) on investments ......            --               --           (354,419)         466,171
  Net change in unrealized appreciation
     (depreciation) of investments .............            --               --           (903,875)         162,827
                                                   -------------    -------------    -------------    -------------
     Net increase in net assets resulting from
       operations ..............................       1,279,586        1,188,260        2,390,814        3,620,106
                                                   -------------    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income ........................      (1,279,586)      (1,188,260)      (3,649,108)      (2,991,108)
  Net realized gains on investments ............            --               --               --               --
                                                   -------------    -------------    -------------    -------------
     Total distributions .......................      (1,279,586)      (1,188,260)      (3,649,108)      (2,991,108)
                                                   -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold ....................     248,117,061      107,451,651       37,499,822       31,591,518
  Reinvested distributions .....................       1,094,430        1,076,722        3,183,829        2,618,331
  Payments for shares redeemed .................    (237,803,699)    (117,090,139)     (18,481,485)     (19,842,777)
                                                   -------------    -------------    -------------    -------------
     Increase (decrease) in net assets from
       capital share transactions ..............      11,407,792       (8,561,766)      22,202,166       14,367,072
                                                   -------------    -------------    -------------    -------------
       Total increase (decrease) in net assets .      11,407,792       (8,561,766)      20,943,872       14,996,070

NET ASSETS
  Beginning of period ..........................      21,260,306       29,822,072       52,449,999       37,453,929
                                                   -------------    -------------    -------------    -------------
  End of period ................................   $  32,668,098    $  21,260,306    $  73,393,871    $  52,449,999
                                                   =============    =============    =============    =============

NET ASSETS CONSIST OF:
  Capital (par value and paid-in surplus) ......   $  32,668,098    $  21,260,306    $  74,903,163    $  52,700,997
  Undistributed (distributions in excess of) net
     investment income .........................            --               --               --               --
  Accumulated net realized gain (loss) from
     security transactions .....................            --               --           (519,460)        (165,041)
  Unrealized appreciation (depreciation)
     on investments ............................            --               --           (989,832)         (85,957)
                                                   -------------    -------------    -------------    -------------

                                                   $  32,668,098    $  21,260,306    $  73,393,871    $  52,449,999
                                                   =============    =============    =============    =============

CAPITAL TRANSACTIONS IN SHARES:
  Sold .........................................     248,117,061      107,451,651        3,598,212        3,015,296
  Reinvested distributions .....................       1,094,430        1,076,722          306,370          249,905
  Redeemed .....................................    (237,803,699)    (117,090,140)      (1,777,514)      (1,895,812)
                                                   -------------    -------------    -------------    -------------

Net increase (decrease) ........................      11,407,792       (8,561,767)       2,127,068        1,369,389
                                                   =============    =============    =============    =============


(wide table continued from above)

               BOND                           TAX-FREE                     MINNESOTA TAX-FREE
               FUND                          INCOME FUND                       INCOME FUND
   ------------------------------    ------------------------------    ------------------------------
    YEAR ENDED       YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED      YEAR ENDED
     MARCH 31,        MARCH 31,        MARCH 31,         MARCH 31,        MARCH 31,       MARCH 31,
       1997             1996             1997              1996             1997            1996
   -------------    -------------    -------------    -------------    -------------    -------------

   $     356,091    $     314,579    $  16,668,893    $  14,969,020    $   4,095,554    $   3,066,188
         (26,666)         154,186        1,239,489        1,047,369          (54,294)          29,311

         (64,569)             742        1,148,455        3,528,518          225,585          515,415
   -------------    -------------    -------------    -------------    -------------    -------------

         264,856          469,507       19,056,837       19,544,907        4,266,845        3,610,914
   -------------    -------------    -------------    -------------    -------------    -------------

        (356,091)        (314,579)     (16,676,319)     (14,968,966)      (4,095,554)      (3,075,266)
         (38,869)            --               --               --               --               --
   -------------    -------------    -------------    -------------    -------------    -------------
        (394,960)        (314,579)     (16,676,319)     (14,968,966)      (4,095,554)      (3,075,266)
   -------------    -------------    -------------    -------------    -------------    -------------

       1,935,754        2,009,736      155,421,758      131,895,973       53,475,364       32,851,258
         327,137          270,336       12,524,280       11,117,875        3,198,228        2,334,848
        (951,712)        (745,612)    (107,554,950)    (122,978,226)     (25,849,251)     (16,622,975)
   -------------    -------------    -------------    -------------    -------------    -------------

       1,311,179        1,534,460       60,391,088       20,035,622       30,824,341       18,563,131
   -------------    -------------    -------------    -------------    -------------    -------------
       1,181,075        1,689,388       62,771,606       24,611,563       30,995,632       19,098,779


       5,222,387        3,532,999      279,768,600      255,157,037       62,980,272       43,881,493
   -------------    -------------    -------------    -------------    -------------    -------------
   $   6,403,462    $   5,222,387    $ 342,540,206    $ 279,768,600    $  93,975,904    $  62,980,272
   =============    =============    =============    =============    =============    =============


   $   6,566,079    $   5,254,900    $ 337,323,322    $ 276,932,234    $  93,258,565    $  62,434,224

            --               --             (7,426)            --             (9,078)          (9,078)

         (49,136)          16,399       (1,231,043)      (2,470,532)        (471,057)        (416,763)

        (113,481)         (48,912)       6,455,353        5,306,898        1,197,474          971,889
   -------------    -------------    -------------    -------------    -------------    -------------

   $   6,403,462    $   5,222,387    $ 342,540,206    $ 279,768,600    $  93,975,904    $  62,980,272
   =============    =============    =============    =============    =============    =============


         198,683          205,474       15,592,536       13,320,566        5,256,072        3,250,281
          33,549           27,247        1,256,626        1,122,623          314,798          231,001
         (97,629)         (74,482)     (10,828,540)     (12,420,344)      (2,547,449)      (1,644,655)
   -------------    -------------    -------------    -------------    -------------    -------------

         134,603          158,239        6,020,622        2,022,845        3,023,421        1,836,627
   =============    =============    =============    =============    =============    =============



See accompanying notes to financial statements on pages 40-47.




SIT MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS

(1)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         The Sit Mutual Funds (the Funds) are 100% no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified (except Minnesota Tax-Free Income Fund which is non-diversified), open-end management investment companies, or series thereof. The Sit Bond Fund, Sit Minnesota Tax-Free Income Fund, and the Sit Tax-Free Income Fund are series funds of Sit Mutual Funds II, Inc. This report covers the bond funds of the Sit Mutual Funds. The investment objective for each Fund is as follows:


         FUND                           INVESTMENT OBJECTIVE
         ----                           --------------------
         Money Market                   Maximum current income with the
                                        preservation of capital and maintenance
                                        of liquidity.

         U.S. Government Securities     High current income and safety of
                                        principal.

         Bond                           Maximize total return, consistent with
                                        the preservation of capital.

         Tax-Free Income                High level of current income that is
                                        exempt from federal income tax,
                                        consistent with the preservation of
                                        capital.

         Minnesota Tax-Free Income      High level of current income that is
                                        exempt from federal income tax and
                                        Minnesota regular personal income tax,
                                        consistent with the preservation of
                                        capital.



         Significant accounting policies followed by the Funds are summarized below:


         INVESTMENTS IN SECURITIES

         Securities maturing more than 60 days from the valuation date, with the exception of those in Money Market Fund, are valued at the market price supplied by an independent pricing vendor; those securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates market value. When market quotations are not readily available, securities are valued at fair value based on procedures determined in good faith by the Boards of Directors. Such fair values are determined using prices quoted by independent brokers or pricing services. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, all securities in the Money Market Fund are valued at amortized cost, which approximates market value, in order to maintain a constant net asset value of $1 per share.

         Security transactions are accounted for on the date the securities are purchased or sold. Gains and losses are calculated on the identified-cost basis. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis.

         Delivery and payment for securities which have been purchased by the Minnesota Tax-Free Income, Tax-Free Income, and U.S. Government Securities Funds on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuations and may increase or decrease in value prior to their delivery, and each Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. As of March 31, 1997, the Tax-Free Income Fund that entered into when-issued or forward commitments of $7,383,343.

         The Minnesota Tax-Free Income Fund concentrates its investments in Minnesota, and therefore may have more credit risk related to the economic conditions in the state of Minnesota than a portfolio with broader geographical diversification.

         FEDERAL TAXES

         The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

         Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes.

         For federal income tax purposes the U.S. Government Securities, Bond, Tax-Free Income, and Minnesota Tax-Free Income Fund has a capital loss carryover of $453,176, $31,553, $1,233,011, and $468,224, respectively, at March 31, 1997 which, if not offset by subsequent capital gains, will begin to expire in 2003. It is unlikely the Board of Directors will authorize a distribution of any net realized gains until the available capital loss carryover is offset or expires.

         DISTRIBUTIONS

         Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds' capital stock. Distributions from net investment income are declared daily and paid monthly for the Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

         USE OF ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires manage ment to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results. Actual results could differ from those estimates.

(2)      INVESTMENT SECURITY TRANSACTIONS

         Purchases of and proceeds from sales and maturities of investment securities, other than short-term securities, for the year ended March 31, 1997, were as follows:

                                                Purchases             Proceeds
                                                ---------             --------
         U.S. Government Securities Fund        68,856,991           48,795,114
         Bond Fund                               7,763,357            6,791,487
         Tax-Free Income Fund                  134,607,002           72,282,515
         Minnesota Tax-Free Income Fund         37,988,010           12,216,495


         For Money Market Fund during the year ended March 31, 1997, purchases of and proceeds from sales and maturities of investment securities aggregated $565,904,049 and $556,055,974, respectively.

(3)      EXPENSES

         INVESTMENT ADVISER

         The Funds each have entered into an investment management agreement with Sit Investment Associates Inc. (SIA), under which SIA manages the Funds' assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. SIA also is obligated to pay all of Money Market, U.S. Government Securities, Bond, Tax-Free Income, and Minnesota Tax Free Income Funds' expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions, and other transaction charges relating to investing activities). The fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

                                                                Average
                                                                 Daily
                                                               Net Assets
                                                               ----------
         Bond Fund                                                .80%
         Tax-Free Income Fund                                     .80%
         Minnesota Tax-Free Income Fund                           .80%


                                                    First              Over
                                                 $50 Million        $50 Million
                                                 -----------        -----------
         Money Market Fund                           .80%               .60%
         U.S. Government Securities Fund            1.00%               .80%


         For the period April 1, 1995, through December 31, 1997, the Adviser has voluntarily agreed to limit the flat monthly fee (and, thereby, all Fund expenses, except extraordinary expenses, interest, brokerage commissions and other transaction charges not payable by the Adviser) paid by the Tax-Free Income Fund to an annual rate of .70% of the Fund's average daily net assets in excess of $250 million and .60% of the Fund's average daily net assets in excess of $500 million. After December 31, 1997, this voluntary fee waiver may be discontinued by the Adviser in its sole discretion.

         For the period April 1, 1995, through December 31, 1997, the Adviser has voluntarily agreed to limit the flat monthly fee (and, thereby, all Fund expenses, except extraordinary expenses, interest, brokerage commissions and other transaction charges not payable by the Adviser) paid by the U.S. Government Securities Fund and Money Market Fund to an annual rate of .80% and .50%, respectively of the Fund's average daily net assets. After December 31, 1997, this voluntary fee waiver may be discontinued by the Adviser in its sole discretion.

         TRANSACTIONS WITH AFFILIATES

         The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of March 31, 1997:
                                                                  % Shares
                                                   Shares        Outstanding
                                                   ------        -----------
         Money Market Fund                        7,246,410           22.18
         U.S. Government Securities Fund            470,533            6.59
         Bond Fund                                   77,193           11.60
         Tax-Free Income Fund                     1,730,991            5.04
         Minnesota Tax-Free Income Fund             373,457            4.03



(4)      FINANCIAL HIGHLIGHTS

         Per share data for a share of capital stock outstanding during the period and selected supplemental and ratio information for each period(s), are indicated as follows:




SIT MONEY MARKET FUND
FINANCIAL HIGHLIGHTS

         As of November 1, 1993, the Fund's name was changed to Sit Money Market Fund, Inc. from Sit Investment Reserve Fund, Inc. Effective on this date, the Fund's primary investment policy was amended to comply with Rule 2a-7 of the Investment Company Act of 1940 governing money market funds. The Fund's investment objective, however, remains the achievement of maximum current income to the extent consistent with the preservation of capital and maintenance of liquidity. Per share amounts prior to November 1, 1993 have been restated to reflect the 9.98 to 1 stock split.



                                                               MONEY MARKET FUND                   SIT INVESTMENT RESERVE FUND
                                                 -----------------------------------------------    -------------------------
                                                                                       Period From  Period From
                                                                                       November 1,    July 1,
                                                      Years Ended March 31,             1993 to       1993 to    Year Ended
                                                 ----------------------------------     March 31,   October 31,    June 30
                                                   1997         1996         1995         1994         1993         1993
                                                 --------     --------     --------     --------     --------     --------
NET ASSET VALUE:
  Beginning of period                            $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                 --------     --------     --------     --------     --------     --------
OPERATIONS:
  Net investment income                              0.05         0.05         0.04         0.01         0.01         0.03
                                                 --------     --------     --------     --------     --------     --------
Total from operations                                0.05         0.05         0.04         0.01         0.01         0.03
                                                 --------     --------     --------     --------     --------     --------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                        (0.05)       (0.05)       (0.04)       (0.01)       (0.01)       (0.03)
                                                 --------     --------     --------     --------     --------     --------
NET ASSET VALUE:
  End of period                                  $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                 --------     --------     --------     --------     --------     --------
Total investment return (1)                          5.04%        5.44%        4.57%        1.14%        0.92%        3.02%
                                                 --------     --------     --------     --------     --------     --------
Net assets at end of period (000's omitted)      $ 32,668     $ 21,260     $ 29,822     $ 17,864     $ 12,626     $ 10,869

RATIOS:
    Expenses to average daily net assets             0.50%(3)     0.50%(3)     0.50%(3)     0.50%(3)     0.72%(3)     0.80%(2)
    Net investment income to average
      daily net assets                               4.93%(3)     5.35%(3)     4.63%(3)     2.76%(3)     2.67%(3)     2.98%(2)



(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Prior to January 1, 1993, total Fund expenses were contractually limited to 1.00% of average daily net assets for the first $30 million of Fund net assets. Subsequent to January 1, 1993 total Fund expenses are contractually limited to .80% of the first $50 million of Fund net assets. However, during the year ended June 30, 1993, the investment adviser voluntarily absorbed $16,480 of expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to daily net assets would have been 0.91% and the ratio of net investment income to average daily net assets would have been 2.87%.

(3) Percentages for the periods ended March 31, 1994, and October 31, 1993, are adjusted to an annual rate. Total Fund expenses are contractually limited to .80% of average daily net assets for the first $50 million in Fund net assets and .60% of average daily net assets for Fund net assets exceeding $50 million. However, during the periods ended March 31, 1997, 1996, 1995 and 1994, and October 31, 1993, the investment adviser voluntarily absorbed $78,042, $66,862, $63,828, $17, 565, and
         $3,224, respectively, in expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been .80% for each of these periods and the ratio of net investment income to average daily net assets would have been 4.63%, 5.05%, 4.33%, 2.46%, and 2.59%, respectively.





SIT U.S. GOVERNMENT SECURITIES FUND
FINANCIAL HIGHLIGHTS

                                                                                                 Nine Months
                                                                   Years Ended March 31,            Ended      Year Ended
                                                            ----------------------------------     March 31,    June 30,
                                                              1997         1996         1995         1994         1993
                                                            --------     --------     --------     --------     --------
NET ASSET VALUE:
  Beginning of period                                       $  10.47     $  10.28     $  10.50     $  10.73     $  10.81
                                                            --------     --------     --------     --------     --------

OPERATIONS:
  Net investment income                                          .65          .70          .67          .47          .71
  Net realized and unrealized gains
  (losses) on investments                                       (.19)         .19         (.22)        (.18)         .07
                                                            --------     --------     --------     --------     --------
Total from operations                                            .46          .89          .45          .29          .78
                                                            --------     --------     --------     --------     --------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                    (.65)        (.70)        (.67)        (.47)        (.71)
  From realized gains                                           --           --           --           (.05)        (.15)
                                                            --------     --------     --------     --------     --------
Total Distributions                                             (.65)        (.70)        (.67)        (.52)        (.86)
                                                            --------     --------     --------     --------     --------

NET ASSET VALUE:
  End of period                                             $  10.28     $  10.47     $  10.28     $  10.50     $  10.73
Total investment return (1)                                     4.55%        8.87%        4.47%        2.70%        7.50%
                                                            --------     --------     --------     --------     --------
Net assets at end of period (000's omitted)                 $ 73,394     $ 52,450     $ 37,454     $ 38,683     $ 31,538
                                                            --------     --------     --------     --------     --------

RATIOS:
  Expenses to average daily net assets                          0.80%(3)     0.80%(3)     0.80%(3)     0.86%(3)     0.89%(2)
  Net investment income to average daily net assets             6.30%(3)     6.72%(3)     6.48%(3)     5.79%(3)     6.60%(2)
Portfolio turnover rate (excluding short-term securities)      85.21%       51.37%       38.51%       73.87%       76.66%


(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Prior to January 1, 1993, total Fund expenses were contractually limited to 1.25% of average daily net assets for the first $30 million of Fund net assets and 1.00% of average daily net assets exceeding $30 million of Fund net assets. However, during the year ended June 30, 1993, the investment adviser voluntarily absorbed an additional $72,628 of expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.11% and the ratio of net investment income to average daily net assets would have been 6.38%.

(3) Percentages for the period March 31, 1994, are adjusted to an annual rate. Total Fund expenses are contractually limited to 1.00% of average daily net assets for the first $50 million in Fund net assets and .80% of average daily net assets exceeding $50 million However, during the periods ended March 31, 1997, 1996, 1995 and 1994, the investment adviser voluntarily absorbed $99,999, $88,625, $73,460 and $39,324 of expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been .97% for the period ended March 31, 1997 and 1.00% for the periods ended March 31, 1996, 1995, and 1994 and the ratio of net investment income to average daily net assets would have been 6.13%, 6.52%, 6.28% and 5.65%, respectively.




SIT BOND FUND
FINANCIAL HIGHLIGHTS

                                                                                                         Period from
                                                                                                         December 1,
                                                                        Years Ended March 31,            1993 (1) to
                                                                -------------------------------------     March 31,
                                                                  1997          1996          1995           1994
                                                                ---------     ---------     ---------     ---------
NET ASSET VALUE:
  Beginning of period                                           $    9.83     $    9.48     $    9.69     $   10.00
                                                                ---------     ---------     ---------     ---------
OPERATIONS:
  Net investment income                                               .64           .64           .62           .19
  Net realized and unrealized
    gains (losses) on investments                                    (.14)          .35          (.21)         (.31)
                                                                ---------     ---------     ---------     ---------
Total from operations                                                 .50           .99           .41          (.12)
                                                                ---------     ---------     ---------     ---------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                         (.64)         (.64)         (.62)         (.19)
  From realized gains                                                (.07)         --            --            --
                                                                ---------     ---------     ---------     ---------
Total distributions                                                  (.71)         (.64)         (.62)         (.19)
                                                                ---------     ---------     ---------     ---------
NET ASSET VALUE:
  End of period                                                 $    9.62     $    9.83     $    9.48     $    9.69
                                                                ---------     ---------     ---------     ---------
Total investment return (2)                                          5.21%        10.57%         4.51%        (1.22%)
                                                                ---------     ---------     ---------     ---------
Net assets at end of period (000's omitted)                     $   6,403     $   5,222     $   3,533     $   3,403

RATIOS:
  Expenses to average daily net assets                               0.80%         0.80%         0.80%         0.80%(3)
  Net investment income to average daily net assets                  6.52%         6.49%         6.63%         6.24%(3)
Portfolio turnover rate (excluding short-term securities)          128.06%       159.45%        41.25%        43.49%



(1)      Commencement of operations.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3)      Adjusted to an annual rate.




SIT TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS

                                                                                                    Nine Months
                                                                    Years Ended March 31,              Ended        Year Ended
                                                            -------------------------------------     March 31,      June 30,
                                                              1997          1996          1995          1994          1993
                                                            ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE:
  Beginning of period                                       $    9.88     $    9.70     $    9.63     $   10.02     $    9.74
                                                            ---------     ---------     ---------     ---------     ---------
OPERATIONS:
  Net investment income                                           .56           .56           .56           .43           .60
  Net realized and unrealized gains
   (losses) on investments                                        .10           .18           .09          (.30)          .32
                                                            ---------     ---------     ---------     ---------     ---------
Total from operations                                             .66           .74           .65           .13           .92
                                                            ---------     ---------     ---------     ---------     ---------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                     (.56)         (.56)         (.56)         (.43)         (.60)
  From realized gains                                            --            --            (.02)         (.09)         (.04)
                                                            ---------     ---------     ---------     ---------     ---------
Total distributions                                              (.56)         (.56)         (.58)         (.52)         (.64)
                                                            ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE:
  End of period                                             $    9.98     $    9.88     $    9.70     $    9.63     $   10.02
                                                            ---------     ---------     ---------     ---------     ---------
Total investment return (1)                                      6.86%         7.73%         7.00%         1.19%         9.81%
                                                            ---------     ---------     ---------     ---------     ---------
Net assets at end of period (000's omitted)                 $ 342,540     $ 279,769     $ 255,157     $ 324,691     $ 338,977

RATIOS:
  Expenses to average daily net assets                           0.79%(2)      0.80%(2)      0.79%(2)      0.77%(2)      0.80%
  Net investment income to average daily net assets              5.63%(2)      5.65%(2)      5.84%(2)      5.68%(2)      6.17%
Portfolio turnover rate (excluding short-term securities)       25.34%        25.50%        13.13%        47.56%        58.29%


(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Percentages for the period ended March 31, 1994, are adjusted to an annual rate. Total Fund expenses are contractually limited to .80% of average daily net assets. However, during the periods ended March 31, 1997, 1996, 1995 and 1994, the investment adviser voluntarily absorbed $46,819, $15,540, $24,991 and $77,029 in expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been .80% for the periods ended March 31, 1997, 1996, 1995 and 1994, and the ratio of net investment income to average daily net assets would have been 5.62%, 5.65%, 5.83% and 5.65%, respectively.






SIT MINNESOTA TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS


                                                                                                         Period from
                                                                                                         December 1,
                                                                       Years Ended March 31,             1993 (1) to
                                                            ----------------------------------------      March 31,
                                                               1997           1996           1995           1994
                                                            ----------     ----------     ----------     ----------
NET ASSET VALUE:
   Beginning of period                                      $    10.09     $     9.96     $     9.79     $    10.00
                                                            ----------     ----------     ----------     ----------
OPERATIONS:
   Net investment income                                           .57            .57            .56            .17
   Net realized and unrealized gains
     (losses) on investments                                       .05            .13            .17           (.21)
                                                            ----------     ----------     ----------     ----------
Total from operations                                              .62            .70            .73           (.04)
                                                            ----------     ----------     ----------     ----------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                     (.57)          (.57)          (.56)          (.17)
                                                            ----------     ----------     ----------     ----------
NET ASSET VALUE:
   End of period                                            $    10.14     $    10.09     $     9.96     $     9.79
                                                            ----------     ----------     ----------     ----------
Total investment return (2)                                       6.26%          7.12%          7.68%         (0.80%)
                                                            ----------     ----------     ----------     ----------
Net assets at end of period (000's omitted)                 $   93,976     $   62,980     $   43,881     $   18,105

RATIOS:
   Expenses to average daily net assets                           0.80%          0.80%          0.80%          0.80%(3)
   Net investment income to average daily net assets              5.56%          5.62%          5.72%          5.23%(3)
Portfolio turnover rate (excluding short-term securities)        17.16%         15.85%         34.20%         12.23%


(1)      Commencement of operations.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3)      Adjusted to an annual rate.




INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Sit Money Market Fund, Inc.
Sit U.S. Government Securities Fund, Inc.
Sit Mutual Funds II, Inc.:

     We have audited the accompanying statements of assets and liabilities, including the schedules of portfolios of investments, of Sit Money Market Fund, Inc., Sit U.S. Government Securities Fund, Inc., Sit Bond Fund (a series of Sit Mutual Funds II, Inc.), Sit Tax-Free Income Fund (a series of Sit Mutual Funds II, Inc.), and Sit Minnesota Tax-Free Income Fund (a series of Sit Mutual Funds II, Inc.), as of March 31, 1997 the related statements of operations for the year then ended March 31, 1997; the statements of changes in net assets for each of the years in the two-year period then ended March 31, 1997; and the financial highlights as presented in note 4 to the financial statements. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sit Money Market Fund, Sit U.S. Government Securities Fund, Sit Bond Fund, Sit Tax-Free Income Fund, and Sit Minnesota Tax-Free Income Fund as of March 31, 1997 and the results of their operations, the changes in their net assets, and their financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.


                                              KPMG Peat Marwick LLP

Minneapolis, Minnesota
May 16, 1997



SIT MUTUAL FUNDS
FEDERAL INCOME TAX INFORMATION

We are required by Federal tax regulations to provide shareholders with certain information regarding dividend distributions on an annual fiscal year basis. The figures are for informational purposes only and should not be used for reporting to federal or state revenue agencies. All necessary tax information will be mailed in January each year.

                                           LONG-TERM                                                          LONG-TERM
                            ORDINARY        CAPITAL                                           ORDINARY         CAPITAL
FUND AND PAYABLE DATE      INCOME (a)       GAIN (b)          FUND AND PAYABLE DATE           INCOME (a)       GAIN (b)
Money Market Fund                                             U.S. Government Securities Fund

 April 30, 1996             $0.00423       $   ----             April 30, 1996                $0.06008         $   ----
 May 31, 1996                0.00415           ----             May 31, 1996                   0.05121             ----
 June 30, 1996               0.00374           ----             June 30, 1996                  0.04687             ----
 July 31, 1996               0.00444           ----             July 31, 1996                  0.05896             ----
 August 30, 1996             0.00399           ----             August 30, 1996                0.05044             ----
 September 30, 1996          0.00426           ----             September 30, 1996             0.05508             ----
 October 31, 1996            0.00424           ----             October 31, 1996               0.05367             ----
 November 30, 1996           0.00386           ----             November 30, 1996              0.05127             ----
 December 31, 1996           0.00427           ----             December 31, 1996              0.05654             ----
 January 31, 1997            0.00423           ----             January 31, 1997               0.05705             ----
 February 28, 1997           0.00373           ----             February 28, 1997              0.05483             ----
 March 31, 1997              0.00413           ----             March 31, 1997                 0.05821             ----
                            --------       --------                                           --------         --------
                            $0.04927(c)    $0.00000                                           $0.65419(c)      $0.00000

Bond Fund                                                     Tax-Free Income Fund

 April 30, 1996             $0.06149       $   ----             April 30, 1996                $0.04881         $   ----
 May 31, 1996                0.05656           ----             May 31, 1996                   0.04792             ----
 June 30, 1996               0.04680           ----             June 30, 1996                  0.04233             ----
 July 31, 1996               0.05834           ----             July 31, 1996                  0.05004             ----
 August 30, 1996             0.04910           ----             August 30, 1996                0.04532             ----
 September 30, 1996          0.05166           ----             September 30, 1996             0.04719             ----
 October 31, 1996            0.04982           ----             October 31, 1996               0.04746             ----
 November 30, 1996           0.04751           ----             November 30, 1996              0.04374             ----
 December 12, 1996              ----        0.06942             December 31, 1996              0.04862             ----
 December 31, 1996           0.05891           ----             January 31, 1997               0.04648             ----
 January 31, 1997            0.04863           ----             February 28, 1997              0.04127             ----
 February 28, 1997           0.05203           ----             March 31, 1997                 0.05233             ----
 March 31, 1997              0.05707           ----                                           $0.56151(d)      $0.00000
                            --------       --------                                           --------         --------
                            $0.63792(c)    $0.06942

Minnesota Tax-Free Income Fund

 April 30, 1996             $0.04922       $   ----
 May 31, 1996                0.04859           ----
 June 30, 1996               0.04482           ----
 July 31, 1996               0.05159           ----
 August 30, 1996             0.04648           ----
 September 30, 1996          0.04794           ----
 October 31, 1996            0.04794           ----
 November 30, 1996           0.04435           ----
 December 31, 1996           0.04958           ----
 January 31, 1997            0.04764           ----
 February 28, 1997           0.04146           ----
 March 31, 1997              0.04749           ----
                            --------       --------
                            $0.56710(d)    $0.00000


(a) Includes distributions of short-term gains, if any, which are taxable as ordinary income.

(b)      Taxable as long-term gain.

(c) Taxable as dividend income and does not qualify for deduction by corporations

(d) 100% of dividends were derived from interest on tax-exempt securities. This portion of exempt-interest dividends is exempt from federal taxes and should not be included in shareholders' gross income. Exempt-interest dividends may be subject to state and local taxes. Each shareholder should consult a tax advisor about reporting this income for state and local tax purposes.




[SIT LOGO]


Directors:
         Eugene C. Sit, CFA
         Peter L. Mitchelson, CFA
         Michael C. Brilley
         John E. Hulse
         Sidney L. Jones
         Donald W. Phillips
         William E. Frenzel

Director Emeritus:
         Melvin C. Bahle

Officers:
         Eugene C. Sit, CFA                Chairman
         Peter L. Mitchelson, CFA          Vice Chairman
         Michael C. Brilley                Senior Vice President
         Mary K. Stern                     President
         Debra A. Sit, CFA                 Vice President - Investments,
                                           Assistant Treasurer
         Bryce A. Doty, CFA (1)            Vice President - Investments
         Paul J. Jungquist, CFA (2)        Vice President - Investments
         Paul E. Rasmussen                 Vice President & Treasurer
         Michael P. Eckert                 Vice President - Group Manager
         Michael J. Radmer                 Secretary
         Carla J. Rose                     Assistant Secretary


(1) Bond, Balanced and U.S. Government Securities Funds only.

(2) Money Market Fund Only.